UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Stock Fund

Eaton Vance

Stock Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Stock Fund (the Fund) returned 18.22% for Class A shares at net asset value (NAV), underperforming its benchmark, the S&P 500® Index (the Index), which returned 18.40%.

Stock selections in the materials, financials, and real estate sectors detracted from Fund performance versus the Index during the period. In the materials sector, the Fund’s out-of-Index position in Franco-Nevada Corp. (Franco-Nevada) declined in price and was sold from the Fund. Franco-Nevada offers investors gold exposure through royalties and streams in gold mining and exploration operations, and its stock price has generally tracked the price of gold. Franco-Nevada’s stock price rose in the first half of the period as government stimulus programs prompted investors to seek out gold as an inflation hedge. The price of gold, however, peaked for the period in August 2020, and subsequently declined as Bitcoin gained traction as an alternate inflation hedge.

In financials, the Fund’s overweight position in American International Group, Inc. (AIG), an international finance and insurance company, also detracted from relative performance. AIG’s stock price fell on investor concerns over a lack of transparency in the company’s insurance business. The potential for escalating life insurance liabilities due to deaths from COVID-19 weighed on AIG’s share price as well.

Elsewhere in financials, the Fund’s overweight position in Bank of America Corp. (BofA) also declined in value. Like many banking firms during the period — and despite being an established bank with diverse lines of business — BofA was negatively affected by the economic slowdown caused by the pandemic and by falling interest rates, which lowered its revenue from loan operations.

In contrast, stock selections in the health care and consumer discretionary sectors, along with stock selections and an overweight position in the information technology (IT) sector, contributed to performance versus the Index during the period. Within health care, the Fund’s overweight position in Catalent, Inc. (Catalent), which provides services that help pharmaceutical and biotech firms develop and manufacture drugs, contributed to performance versus the Index. Catalent’s stock price rose during the period as the search for a COVID-19 vaccine increased demand for the company’s services.

By period-end, AIG, BofA and Catalent were sold from the Fund.

In consumer discretionary, the Fund’s overweight position in e-commerce giant Amazon.com, Inc. (Amazon) aided returns relative to the Index during the period. As the coronavirus pandemic forced consumers in its U.S. and overseas markets to stay at home, Amazon benefited from an accelerating shift to online purchasing and a significant rise in subscriptions to its Amazon Prime service, which offers fast shipping and streaming online entertainment.

PayPal Holdings, Inc. (PayPal), an overweight Fund position in the IT sector, also benefited from changing behaviors during the pandemic. Like Amazon, online payments processor PayPal saw its business increase as consumers shifted from in-store to online shopping — leading PayPal to report several quarters of better-than-projected revenues and profitability.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2020

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/01/2001	11/01/2001	18.22%	13.96%	12.96%
Class A with 5.75% Maximum Sales Charge	—	—	11.40	12.63	12.29
Class C at NAV	10/01/2009	11/01/2001	17.36	13.11	12.12
Class C with 1% Maximum Sales Charge	—	—	16.36	13.11	12.12
Class I at NAV	09/03/2008	11/01/2001	18.52	14.24	13.23

S&P 500® Index	—	—	18.40%	15.20%	13.87%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.10%	1.85%	0.85%
Net			0.98	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$31,417	N.A.
Class I	$250,000	12/31/2010	$867,076	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	6.8%

Apple, Inc.	6.4

Amazon.com, Inc.	6.4

Alphabet, Inc., Class C	4.5

Facebook, Inc., Class A	3.3

Visa, Inc., Class A	3.3

JPMorgan Chase & Co.	2.8

PepsiCo, Inc.	2.3

Sysco Corp.	2.3

PNC Financial Services Group, Inc. (The)	2.2

Total	40.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Stock Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,205.50	$5.43	**	0.98%
Class C	$1,000.00	$1,201.40	$9.57	**	1.73%
Class I	$1,000.00	$1,206.70	$4.05	**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.98	**	0.98%
Class C	$1,000.00	$1,016.40	$8.77	**	1.73%
Class I	$1,000.00	$1,021.50	$3.71	**	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Investment in Stock Portfolio, at value (identified cost, $62,988,194)	$107,874,506

Receivable for Fund shares sold	17,820

Receivable from affiliate	8,414

Total assets	$107,900,740

Liabilities

Payable for Fund shares redeemed	$12,764

Payable to affiliates:

Distribution and service fees	18,130

Trustees’ fees	125

Accrued expenses	50,887

Total liabilities	$81,906

Net Assets	$107,818,834

Sources of Net Assets

Paid-in capital	$65,574,825

Distributable earnings	42,244,009

Total	$107,818,834

Class A Shares

Net Assets	$60,148,475

Shares Outstanding	2,719,156

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$22.12

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$23.47

Class C Shares

Net Assets	$6,727,813

Shares Outstanding	314,405

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.40

Class I Shares

Net Assets	$40,942,546

Shares Outstanding	1,849,723

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$22.13

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $16,914)	$1,459,585

Expenses allocated from Portfolio	(623,443)

Total investment income from Portfolio	$836,142

Expenses

Distribution and service fees

Class A	$129,571

Class C	96,706

Trustees’ fees and expenses	500

Custodian fee	17,205

Transfer and dividend disbursing agent fees	64,650

Legal and accounting services	28,295

Printing and postage	18,466

Registration fees	53,605

Miscellaneous	9,874

Total expenses	$418,872

Deduct —

Allocation of expenses to affiliate	$102,033

Total expense reductions	$102,033

Net expenses	$316,839

Net investment income	$519,303

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$2,241,522

Foreign currency transactions	(1,007)

Net realized gain	$2,240,515

Change in unrealized appreciation (depreciation) —

Investments	$13,484,925

Foreign currency	933

Net change in unrealized appreciation (depreciation)	$13,485,858

Net realized and unrealized gain	$15,726,373

Net increase in net assets from operations	$16,245,676

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$519,303	$605,950

Net realized gain	2,240,515	5,540,149

Net change in unrealized appreciation (depreciation)	13,485,858	21,451,033

Net increase in net assets from operations	$16,245,676	$27,597,132

Distributions to shareholders —

Class A	$(1,138,968)	$(2,001,151)

Class C	(209,512)	(392,938)

Class I	(860,335)	(1,485,075)

Total distributions to shareholders	$(2,208,815)	$(3,879,164)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$5,471,439	$4,661,998

Class C	1,020,161	1,277,411

Class I	13,482,298	7,532,472

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,105,764	1,931,979

Class C	208,098	389,163

Class I	860,279	1,483,659

Cost of shares redeemed

Class A	(11,491,645)	(10,007,314)

Class C	(3,021,646)	(2,603,422)

Class I	(15,796,778)	(9,618,672)

Net asset value of shares converted

Class A	4,018,356	2,126,996

Class C	(4,018,356)	(2,126,996)

Net decrease in net assets from Fund share transactions	$(8,162,030)	$(4,952,726)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(41,788)	$(34,918)

Portfolio transaction fee allocated from Portfolio	40,066	47,687

Net increase (decrease) in net assets from other capital	$(1,722)	$12,769

Net increase in net assets	$5,873,109	$18,778,011

Net Assets

At beginning of year	$101,945,725	$83,167,714

At end of year	$107,818,834	$101,945,725

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$19.110	$14.720	$17.490	$15.740	$15.160

Income (Loss) From Operations

Net investment income(1)	$0.097	$0.114	$0.144	$0.178	$0.193

Net realized and unrealized gain (loss)	3.346	5.023	(1.133)	2.933	0.834

Total income (loss) from operations	$3.443	$5.137	$(0.989)	$3.111	$1.027

Less Distributions

From net investment income	$(0.041)	$(0.096)	$(0.145)	$(0.168)	$(0.140)

From net realized gain	(0.392)	(0.653)	(1.637)	(1.191)	(0.311)

Total distributions	$(0.433)	$(0.749)	$(1.782)	$(1.359)	$(0.451)

Portfolio transaction fee, net(1)	$— (2)	$0.002	$0.001	$(0.002)	$0.004

Net asset value — End of year	$22.120	$19.110	$14.720	$17.490	$15.740

Total Return(3)(4)	18.22%	35.01%	(5.89)%	19.91%	6.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$60,148	$53,153	$42,087	$51,999	$58,620

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	0.51%	0.65%	0.80%	1.05%	1.26%

Portfolio Turnover of the Portfolio	70%	55%	90%	101%	118%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.10%, 0.12%, 0.12%, 0.13% and 0.12% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$18.610	$14.380	$17.100	$15.420	$14.870

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.040)	$(0.018)	$0.008	$0.050	$0.076

Net realized and unrealized gain (loss)	3.235	4.899	(1.096)	2.851	0.813

Total income (loss) from operations	$3.195	$4.881	$(1.088)	$2.901	$0.889

Less Distributions

From net investment income	$(0.013)	$—	$(0.010)	$(0.028)	$(0.034)

From net realized gain	(0.392)	(0.653)	(1.623)	(1.191)	(0.309)

Total distributions	$(0.405)	$(0.653)	$(1.633)	$(1.219)	$(0.343)

Portfolio transaction fee, net(1)	$— (2)	$0.002	$0.001	$(0.002)	$0.004

Net asset value — End of year	$21.400	$18.610	$14.380	$17.100	$15.420

Total Return(3)(4)	17.36%	34.04%	(6.60)%	18.94%	6.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,728	$11,418	$11,627	$16,196	$15,370

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income (loss)	(0.22)%	(0.11)%	0.05%	0.30%	0.51%

Portfolio Turnover of the Portfolio	70%	55%	90%	101%	118%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.10%, 0.12%, 0.12%, 0.13% and 0.12% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$19.110	$14.720	$17.490	$15.750	$15.170

Income (Loss) From Operations

Net investment income(1)	$0.146	$0.158	$0.190	$0.219	$0.233

Net realized and unrealized gain (loss)	3.354	5.023	(1.132)	2.931	0.834

Total income (loss) from operations	$3.500	$5.181	$(0.942)	$3.150	$1.067

Less Distributions

From net investment income	$(0.088)	$(0.140)	$(0.192)	$(0.217)	$(0.180)

From net realized gain	(0.392)	(0.653)	(1.637)	(1.191)	(0.311)

Total distributions	$(0.480)	$(0.793)	$(1.829)	$(1.408)	$(0.491)

Portfolio transaction fee, net(1)	$— (2)	$0.002	$0.001	$(0.002)	$0.004

Net asset value — End of year	$22.130	$19.110	$14.720	$17.490	$15.750

Total Return(3)(4)	18.52%	35.32%	(5.63)%	20.14%	7.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,943	$37,375	$29,455	$35,068	$28,121

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.73%	0.73%	0.73%	0.73%	0.73%

Net investment income	0.76%	0.89%	1.06%	1.28%	1.51%

Portfolio Turnover of the Portfolio	70%	55%	90%	101%	118%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.10%, 0.12%, 0.12%, 0.13% and 0.12% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (13.4% at December 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax

13

Eaton Vance

Stock Fund

December 31, 2020

Notes to Financial Statements — continued

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$290,052	$517,874

Long-term capital gains	$1,918,763	$3,361,290

During the year ended December 31, 2020, distributable earnings was decreased by $612,754 and paid-in capital was increased by $612,754 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$250,213

Undistributed long-term capital gains	$2,674,701

Net unrealized appreciation	$39,319,095

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2021. Pursuant to this agreement, EVM was allocated $102,033 of the Fund’s operating expenses for the year ended December 31, 2020. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $10,127 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,379 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $129,571 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $72,530 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $24,176 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

14

Eaton Vance

Stock Fund

December 31, 2020

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,290,100 and $19,936,648, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	300,201	259,131

Issued to shareholders electing to receive payments of distributions in Fund shares	54,382	103,094

Redemptions	(610,510)	(572,212)

Converted from Class C shares	193,561	131,539

Net decrease	(62,366)	(78,448)

	Year Ended December 31,
Class C	2020	2019

Sales	57,033	71,557

Issued to shareholders electing to receive payments of distributions in Fund shares	10,608	21,312

Redemptions	(166,542)	(152,996)

Converted to Class A shares	(200,172)	(134,746)

Net decrease	(299,073)	(194,873)

	Year Ended December 31,
Class I	2020	2019

Sales	711,979	420,905

Issued to shareholders electing to receive payments of distributions in Fund shares	42,001	79,171

Redemptions	(859,557)	(546,176)

Net decrease	(105,577)	(46,100)

8  Additional Information

On November 24, 2020, the Fund’s Board of Trustees approved an investment advisory agreement between EVM and the Fund pursuant to which fees will be based on average daily net assets per annum that are not invested in other investment companies for which the adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee. The investment advisory agreement was approved by Fund shareholders at a joint meeting of shareholders held on February 18, 2021, and would become effective upon the consummation of the acquisition of Eaton Vance Corp. by Morgan Stanley or on another date determined by an officer of the Fund.

15

Eaton Vance

Stock Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Stock Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $1,382,569, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $3,253,895 or, if subsequently determined to be different, the net capital gain of such year.

17

Stock Portfolio

December 31, 2020

Portfolio of Investments

Common Stocks — 99.9%
Security	Shares	Value

Banks — 5.0%

JPMorgan Chase & Co.	176,020	$22,366,861

PNC Financial Services Group, Inc. (The)	121,240	18,064,760

		$40,431,621

Beverages — 2.3%

PepsiCo, Inc.	125,100	$18,552,330

		$18,552,330

Biotechnology — 3.1%

AbbVie, Inc.	154,300	$16,533,245

Vertex Pharmaceuticals, Inc.(1)	34,300	8,106,462

		$24,639,707

Building Products — 1.6%

Trane Technologies PLC	90,600	$13,151,496

		$13,151,496

Capital Markets — 5.3%

BlackRock, Inc.	19,900	$14,358,646

Intercontinental Exchange, Inc.	124,500	14,353,605

Tradeweb Markets, Inc., Class A	224,739	14,034,951

		$42,747,202

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	81,082	$9,562,000

		$9,562,000

Communications Equipment — 1.1%

Cisco Systems, Inc.	199,300	$8,918,675

		$8,918,675

Containers & Packaging — 1.1%

AptarGroup, Inc.	66,100	$9,048,429

		$9,048,429

Electric Utilities — 1.5%

NextEra Energy, Inc.	155,084	$11,964,731

		$11,964,731

Electrical Equipment — 1.9%

AMETEK, Inc.	125,400	$15,165,876

		$15,165,876

Security	Shares	Value

Entertainment — 1.9%

Walt Disney Co. (The)(1)	82,300	$14,911,114

		$14,911,114

Equity Real Estate Investment Trusts (REITs) — 1.8%

American Tower Corp.	63,700	$14,298,102

		$14,298,102

Food & Staples Retailing — 2.3%

Sysco Corp.	246,100	$18,275,386

		$18,275,386

Food Products — 1.5%

Mondelez International, Inc., Class A	202,220	$11,823,803

		$11,823,803

Health Care Equipment & Supplies — 5.8%

Abbott Laboratories	144,300	$15,799,407

Boston Scientific Corp.(1)	375,900	13,513,605

Danaher Corp.	78,066	17,341,581

		$46,654,593

Health Care Providers & Services — 2.1%

Anthem, Inc.	52,860	$16,972,817

		$16,972,817

Hotels, Restaurants & Leisure — 1.6%

Marriott International, Inc., Class A	99,100	$13,073,272

		$13,073,272

Insurance — 1.1%

Travelers Cos., Inc. (The)	64,900	$9,110,013

		$9,110,013

Interactive Media & Services — 7.8%

Alphabet, Inc., Class C(1)	20,529	$35,964,345

Facebook, Inc., Class A(1)	99,044	27,054,859

		$63,019,204

Internet & Direct Marketing Retail — 6.4%

Amazon.com, Inc.(1)	15,722	$51,205,454

		$51,205,454

18	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 11.2%

Automatic Data Processing, Inc.	67,300	$11,858,260

Cognizant Technology Solutions Corp., Class A	181,612	14,883,103

Fidelity National Information Services, Inc.	57,700	8,162,242

Nuvei Corp.(1)	99,300	5,980,839

PayPal Holdings, Inc.(1)	65,700	15,386,940

Shift4 Payments, Inc., Class A(1)	104,000	7,841,600

Visa, Inc., Class A	119,800	26,203,854

		$90,316,838

Life Sciences Tools & Services — 1.8%

Thermo Fisher Scientific, Inc.	31,400	$14,625,492

		$14,625,492

Machinery — 2.4%

Ingersoll Rand, Inc.(1)	182,520	$8,315,611

Stanley Black & Decker, Inc.	60,900	10,874,304

		$19,189,915

Multi-Utilities — 1.1%

Sempra Energy	66,542	$8,478,116

		$8,478,116

Oil, Gas & Consumable Fuels — 1.5%

Chevron Corp.	81,700	$6,899,565

Phillips 66	78,825	5,513,021

		$12,412,586

Pharmaceuticals — 1.0%

Zoetis, Inc.	49,300	$8,159,150

		$8,159,150

Road & Rail — 1.4%

Union Pacific Corp.	55,000	$11,452,100

		$11,452,100

Semiconductors & Semiconductor Equipment — 3.0%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	114,923	$12,531,204

Texas Instruments, Inc.	71,479	11,731,848

		$24,263,052

Software — 8.3%

Intuit, Inc.	18,836	$7,154,855

Microsoft Corp.	246,820	54,897,704

nCino, Inc.(1)	61,286	4,437,719

		$66,490,278

Security	Shares	Value

Specialty Retail — 3.8%

Lowe’s Cos., Inc.	98,700	$15,842,337

TJX Cos., Inc. (The)	218,540	14,924,097

		$30,766,434

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc.	388,388	$51,535,204

		$51,535,204

Wireless Telecommunication Services — 1.6%

T-Mobile US, Inc.(1)	93,020	$12,543,747

		$12,543,747

Total Common Stocks (identified cost $531,141,104)		$803,758,737

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	6,475,259	$6,475,259

Total Short-Term Investments (identified cost $6,475,259)		$6,475,259

Total Investments — 100.7% (identified cost $537,616,363)		$810,233,996

Other Assets, Less Liabilities — (0.7)%		$(5,788,027)

Net Assets — 100.0%		$804,445,969

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Abbreviations:

ADR	–	American Depositary Receipt

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $531,141,104)	$803,758,737

Affiliated investment, at value (identified cost, $6,475,259)	6,475,259

Foreign currency, at value (identified cost, $313)	314

Dividends receivable	443,202

Dividends receivable from affiliated investment	546

Tax reclaims receivable	167,997

Total assets	$810,846,055

Liabilities

Payable for investments purchased	$5,864,591

Payable to affiliates:

Investment adviser fee	393,198

Trustees’ fees	9,150

Accrued expenses	133,147

Total liabilities	$6,400,086

Net Assets applicable to investors’ interest in Portfolio	$804,445,969

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $117,697)	$10,219,798

Dividends from affiliated investment	26,840

Total investment income	$10,246,638

Expenses

Investment adviser fee	$4,102,456

Trustees’ fees and expenses	44,450

Custodian fee	180,632

Legal and accounting services	56,519

Miscellaneous	24,647

Total expenses	$4,408,704

Net investment income	$5,837,934

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$18,281,136

Investment transactions — affiliated investment	721

Foreign currency transactions	(6,658)

Net realized gain	$18,275,199

Change in unrealized appreciation (depreciation) —

Investments	$96,269,641

Investments — affiliated investment	(264)

Foreign currency	6,762

Net change in unrealized appreciation (depreciation)	$96,276,139

Net realized and unrealized gain	$114,551,338

Net increase in net assets from operations	$120,389,272

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$5,837,934	$6,172,602

Net realized gain	18,275,199	37,236,935

Net change in unrealized appreciation (depreciation)	96,276,139	139,853,795

Net increase in net assets from operations	$120,389,272	$183,263,332

Capital transactions —

Contributions	$78,327,454	$63,196,014

Withdrawals	(78,095,172)	(79,842,250)

Portfolio transaction fee	276,897	315,199

Net increase (decrease) in net assets from capital transactions	$509,179	$(16,331,037)

Net increase in net assets	$120,898,451	$166,932,295

Net Assets

At beginning of year	$683,547,518	$516,615,223

At end of year	$804,445,969	$683,547,518

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.64%	0.63%	0.64%	0.64%	0.65%

Net investment income	0.84%	0.99%	1.14%	1.38%	1.60%

Portfolio Turnover	70%	55%	90%	101%	118%

Total Return	18.61%	35.47%	(5.57)%	20.31%	7.14%

Net assets, end of year (000’s omitted)	$804,446	$683,548	$516,615	$647,405	$640,973

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 13.4%, 0.9% and 85.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

24

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2020, the Portfolio’s investment adviser fee amounted to $4,102,456 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $496,240,065 and $484,697,281, respectively, for the year ended December 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$540,800,566

Gross unrealized appreciation	$272,459,067

Gross unrealized depreciation	(3,025,637)

Net unrealized appreciation	$269,433,430

25

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

6  Investments in Affiliated Funds

At December 31, 2020, the value of the Portfolio’s investment in affiliated funds was $6,475,259, which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$5,512,026	$136,211,330	$(135,248,554)	$721	$(264)	$6,475,259	$26,840	6,475,259

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$803,758,737	*	$—	$—	$803,758,737

Short-Term Investments	—		6,475,259	—	6,475,259

Total Investments	$803,758,737		$6,475,259	$—	$810,233,996

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in

26

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and would take effect upon consummation of the transaction.

27

Stock Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Stock Fund and Stock Portfolio. As defined below, Eaton Vance Stock Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Stock Fund	Eaton Vance Management	None

Stock Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds,

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

29

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

30

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

31

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

32

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

33

Eaton Vance

Stock Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

34

Eaton Vance

Stock Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

35

Eaton Vance

Stock Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

36

Eaton Vance

Stock Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.20

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively, the Funds) returned 23.05% and 22.84%, respectively, for Class A shares at net asset value (NAV), outperforming their benchmark, the S&P 500® Index (the Index), which returned 18.40%.

Stock selections in the information technology (IT) and communication services sectors contributed to the Funds’ performance versus the Index during the period. Respective underweight positions relative to the Index in the energy sector — where stock prices were battered by a steep decline in demand and commodity prices during the COVID-19 pandemic — helped performance versus the Index as well.

Within IT, the Funds’ out-of-Index position in DocuSign, Inc. (DocuSign), a cloud-based provider of electronic signature technology for digital documents, contributed to relative returns. DocuSign’s stock performed strongly as demand for the firm’s digital workflow solutions increased during the pandemic, due to offices closing and employees switching to working remotely.

Elsewhere in IT, the Funds’ overweight positions in QUALCOMM, Inc. (Qualcomm), which produces and licenses chip technology for mobile devices, rose in value as companies introduced 5G cellphones using Qualcomm technology. The favorable resolution of an antitrust suit before the Federal Communications Commission was an additional tailwind for Qualcomm’s stock price during the period.

In communication services, underweighting AT&T, Inc. (AT&T) also helped performance relative to the Index. The telecom giant’s stock price declined during the period due to competitive pressures in its wireless business. Rising expenses for the rollout of premium video streaming services and its new 5G network weighed on AT&T’s stock price as well.

In contrast, the Funds’ overweight positions in the financials sector and stock selections, and underweight positions in the materials sector detracted from performance versus the Index. In financials, the Funds’ overweight positions in Wells Fargo & Co. (Wells Fargo) and JPMorgan Chase & Co. declined in value and detracted from performance relative to the Index. Like many other banking firms during the period, both firms were negatively affected by falling interest rates, which lowered profits on lending, and by concerns about worsening corporate and consumer credit trends. In addition, Wells Fargo’s new management team struggled to turn the business around after legal issues surfaced under its previous leadership.

Not owning Index component Freeport-McMoRan, Inc. (Freeport-McMoRan), a copper and gold mining firm in the materials sector, hurt relative performance as well. As the ongoing global shift from internal combustion to electric vehicles accelerated during the period, Freeport-McMoRan’s stock price benefited from increased demand for copper, a key material in electric vehicle batteries.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/28/1996	03/29/1966	23.05%	14.90%	13.35%
Class A with 5.75% Maximum Sales Charge	—	—	15.98	13.55	12.69
Class C at NAV	08/02/1996	03/29/1966	22.11	14.04	12.50
Class C with 1% Maximum Sales Charge	—	—	21.11	14.04	12.50
Class I at NAV	07/02/1999	03/29/1966	23.31	15.18	13.63

S&P 500® Index	—	—	18.40%	15.20%	13.87%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/28/1996	03/29/1966	15.83%	13.34%	12.45%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	9.61	11.27	10.90
Class C After Taxes on Distributions	08/02/1996	03/29/1966	21.11	13.99	12.42
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	12.50	11.73	10.80
Class I After Taxes on Distributions	07/02/1999	03/29/1966	23.08	14.88	13.32
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.02	12.65	11.73

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.78%	1.55%	0.53%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$32,504	N.A.
Class I	$250,000	12/31/2010	$898,176	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/28/2001	03/29/1966	22.84%	14.72%	13.17%
Class A with 5.75% Maximum Sales Charge	—	—	15.80	13.37	12.51
Class C at NAV	02/28/2001	03/29/1966	21.94	13.88	12.33
Class C with 1% Maximum Sales Charge	—	—	20.94	13.88	12.33
Class I at NAV	02/28/2001	03/29/1966	23.13	15.01	13.45

S&P 500® Index	—	—	18.40%	15.20%	13.87%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	02/28/2001	03/29/1966	15.68%	13.20%	12.31%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	9.46	11.12	10.75
Class C After Taxes on Distributions	02/28/2001	03/29/1966	20.94	13.86	12.29
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	12.40	11.61	10.66
Class I After Taxes on Distributions	02/28/2001	03/29/1966	22.96	14.77	13.19
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	13.86	12.52	11.59

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.93%	1.68%	0.68%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$32,023	N.A.
Class I	$250,000	12/31/2010	$883,904	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	4.7%

Apple, Inc.	4.5

Microsoft Corp.	3.4

Facebook, Inc., Class A	3.3

Alphabet, Inc., Class C	2.5

QUALCOMM, Inc.	2.2

Alphabet, Inc., Class A	2.0

Walt Disney Co. (The)	2.0

JPMorgan Chase & Co.	1.8

Berkshire Hathaway, Inc., Class B	1.6

Total	28.0%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,253.70	$4.19	0.74%
Class C	$1,000.00	$1,248.80	$8.42	1.49%
Class I	$1,000.00	$1,255.30	$2.78	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.76	0.74%
Class C	$1,000.00	$1,017.60	$7.56	1.49%
Class I	$1,000.00	$1,022.70	$2.49	0.49%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,252.30	$5.10	0.90%
Class C	$1,000.00	$1,248.00	$9.32	1.65%
Class I	$1,000.00	$1,254.30	$3.68	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	0.90%
Class C	$1,000.00	$1,016.80	$8.36	1.65%
Class I	$1,000.00	$1,021.90	$3.30	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Statements of Assets and Liabilities

	December 31, 2020
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $330,237,757 and $304,413,496, respectively)	$2,023,472,175	$1,048,883,755

Receivable for Fund shares sold	464,019	208,603

Total assets	$2,023,936,194	$1,049,092,358

Liabilities

Payable for Fund shares redeemed	$1,598,146	$880,312

Payable to affiliates:

Administration fee	—	131,034

Distribution and service fees	380,660	198,719

Trustees’ fees	125	125

Accrued expenses	256,711	147,266

Total liabilities	$2,235,642	$1,357,456

Net Assets	$2,021,700,552	$1,047,734,902

Sources of Net Assets

Paid-in capital	$1,185,030,682	$788,805,841

Distributable earnings	836,669,870	258,929,061

Total	$2,021,700,552	$1,047,734,902

Class A Shares

Net Assets	$1,784,382,698	$736,813,721

Shares Outstanding	23,630,289	21,702,517

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$75.51	$33.95

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$80.12	$36.02

Class C Shares

Net Assets	$9,516,668	$54,118,775

Shares Outstanding	140,341	1,642,055

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$67.81	$32.96

Class I Shares

Net Assets	$227,801,186	$256,802,406

Shares Outstanding	3,238,011	7,547,160

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$70.35	$34.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Statements of Operations

	Year Ended December 31, 2020
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Dividends allocated from Portfolio (net of foreign taxes, $242,072 and $124,485, respectively)	$26,396,202	$13,579,718

Expenses allocated from Portfolio	(7,704,647)	(3,964,689)

Total investment income from Portfolio	$18,691,555	$9,615,029

Expenses

Administration fee	$—	$1,337,221

Distribution and service fees

Class A	3,828,718	1,551,670

Class C	116,698	559,052

Trustees’ fees and expenses	500	502

Custodian fee	56,801	53,053

Transfer and dividend disbursing agent fees	614,944	308,621

Professional fees	49,228	39,790

Printing and postage	72,503	43,185

Registration fees	51,470	56,718

Miscellaneous	232,291	135,374

Total expenses	$5,023,153	$4,085,186

Net investment income	$13,668,402	$5,529,843

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions(1)	$44,404,216	$22,850,026

Foreign currency transactions	(491)	(251)

Net realized gain	$44,403,725	$22,849,775

Change in unrealized appreciation (depreciation) —

Investments	$321,045,318	$164,958,613

Foreign currency	6,169	3,153

Net change in unrealized appreciation (depreciation)	$321,051,487	$164,961,766

Net realized and unrealized gain	$365,455,212	$187,811,541

Net increase in net assets from operations	$379,123,614	$193,341,384

(1)	Includes $43,849,844 and $22,562,105, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31, 2020
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$13,668,402	$5,529,843

Net realized gain	44,403,725	22,849,775

Net change in unrealized appreciation (depreciation)	321,051,487	164,961,766

Net increase in net assets from operations	$379,123,614	$193,341,384

Distributions to shareholders —

Class A	$(11,041,230)	$(3,510,456)

Class I	(2,050,655)	(1,762,143)

Total distributions to shareholders	$(13,091,885)	$(5,272,599)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,517,031	$21,867,314

Class C	387,441	5,471,936

Class I	130,916,056	89,296,181

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	9,427,329	3,120,209

Class I	1,705,626	1,599,069

Cost of shares redeemed

Class A	(125,737,102)	(60,045,744)

Class C	(3,067,331)	(13,312,766)

Class I	(128,707,418)	(103,028,577)

Net asset value of shares converted

Class A	3,592,526	10,121,805

Class C	(3,592,526)	(10,121,805)

Net decrease in net assets from Fund share transactions	$(107,558,368)	$(55,032,378)

Net increase in net assets	$258,473,361	$133,036,407

Net Assets

At beginning of year	$1,763,227,191	$914,698,495

At end of year	$2,021,700,552	$1,047,734,902

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2019
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$15,884,634	$6,661,253

Net realized gain	42,571,421	21,558,538

Net change in unrealized appreciation (depreciation)	355,782,177	180,249,655

Net increase in net assets from operations	$414,238,232	$208,469,446

Distributions to shareholders —

Class A	$(12,891,964)	$(4,346,325)

Class I	(2,075,519)	(2,037,988)

Total distributions to shareholders	$(14,967,483)	$(6,384,313)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,444,769	$18,357,473

Class B	5	28

Class C	473,288	6,587,230

Class I	166,808,130	74,629,417

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	11,063,702	3,897,004

Class I	1,680,754	1,852,484

Cost of shares redeemed

Class A	(116,662,699)	(53,203,916)

Class B	(40,812)	(53,050)

Class C	(3,508,546)	(11,669,202)

Class I	(160,424,924)	(52,588,935)

Net asset value of shares converted(1)

Class A	201,454,316	95,861,467

Class B	(908,387)	(736,564)

Class C	(200,545,930)	(95,124,903)

Net decrease in net assets from Fund share transactions	$(93,166,334)	$(12,191,467)

Net increase in net assets	$306,104,415	$189,893,666

Net Assets

At beginning of year	$1,457,122,776	$724,804,829

At end of year	$1,763,227,191	$914,698,495

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$61.750	$48.150	$51.300	$42.300		$39.330

Income (Loss) From Operations

Net investment income(1)	$0.481	$0.539	$0.491	$0.467		$0.455

Net realized and unrealized gain (loss)	13.748	13.572	(3.192)	8.982		2.964

Total income (loss) from operations	$14.229	$14.111	$(2.701)	$9.449		$3.419

Less Distributions

From net investment income	$(0.469)	$(0.511)	$(0.449)	$(0.449)		$(0.449)

Total distributions	$(0.469)	$(0.511)	$(0.449)	$(0.449)		$(0.449)

Net asset value — End of year	$75.510	$61.750	$48.150	$51.300		$42.300

Total Return(2)	23.05%	29.45%	(5.36)%	22.35%		8.68%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,784,383	$1,565,795	$1,116,349	$1,257,823		$1,068,182

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.76%	0.78%	0.79%	0.79%		0.81%

Net investment income	0.77%	0.96%	0.92%	1.00%		1.14%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	0	%(5)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Amount is less than 0.5%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$55.530	$43.280	$46.100	$38.040		$35.440

Income (Loss) From Operations

Net investment income (loss)(1)	$0.015	$(0.018)	$0.082	$0.114		$0.140

Net realized and unrealized gain (loss)	12.265	12.268	(2.832)	8.047		2.645

Total income (loss) from operations	$12.280	$12.250	$(2.750)	$8.161		$2.785

Less Distributions

From net investment income	$—	$—	$(0.070)	$(0.101)		$(0.185)

Total distributions	$—	$—	$(0.070)	$(0.101)		$(0.185)

Net asset value — End of year	$67.810	$55.530	$43.280	$46.100		$38.040

Total Return(2)	22.11%	28.34%	(5.99)%	21.46%		7.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,517	$13,730	$202,974	$248,201		$265,708

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.51%	1.55%	1.54%	1.54%		1.56%

Net investment income (loss)	0.03%	(0.04)%	0.17%	0.27%		0.39%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	0	%(5)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Amount is less than 0.5%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$57.570	$44.920	$47.920	$39.530		$36.790

Income (Loss) From Operations

Net investment income(1)	$0.594	$0.628	$0.584	$0.542		$0.516

Net realized and unrealized gain (loss)	12.817	12.675	(2.996)	8.414		2.776

Total income (loss) from operations	$13.411	$13.303	$(2.412)	$8.956		$3.292

Less Distributions

From net investment income	$(0.631)	$(0.653)	$(0.588)	$(0.566)		$(0.552)

Total distributions	$(0.631)	$(0.653)	$(0.588)	$(0.566)		$(0.552)

Net asset value — End of year	$70.350	$57.570	$44.920	$47.920		$39.530

Total Return(2)	23.31%	29.74%	(5.11)%	22.67%		8.93%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$227,801	$183,702	$136,976	$114,276		$69,864

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.51%	0.53%	0.54%	0.54%		0.56%

Net investment income	1.01%	1.20%	1.17%	1.24%		1.38%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	0	%(5)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	Amount is less than 0.5%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$27.770	$21.650	$23.060	$19.020		$17.690

Income (Loss) From Operations

Net investment income(1)	$0.171	$0.205	$0.184	$0.177		$0.176

Net realized and unrealized gain (loss)	6.171	6.108	(1.432)	4.035		1.326

Total income (loss) from operations	$6.342	$6.313	$(1.248)	$4.212		$1.502

Less Distributions

From net investment income	$(0.162)	$(0.193)	$(0.162)	$(0.172)		$(0.172)

Total distributions	$(0.162)	$(0.193)	$(0.162)	$(0.172)		$(0.172)

Net asset value — End of year	$33.950	$27.770	$21.650	$23.060		$19.020

Total Return(2)	22.84%	29.28%	(5.50)%	22.15%		8.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$736,814	$629,530	$427,333	$472,741		$403,485

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.92%	0.93%	0.94%	0.95%		0.97%

Net investment income	0.61%	0.81%	0.77%	0.84%		0.98%

Portfolio Turnover of the Fund(4)	—	—	—	1%		—

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	0	%(6)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$27.030	$21.080	$22.460	$18.530		$17.240

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.037)	$0.003	$0.004	$0.022		$0.041

Net realized and unrealized gain (loss)	5.967	5.947	(1.384)	3.912		1.289

Total income (loss) from operations	$5.930	$5.950	$(1.380)	$3.934		$1.330

Less Distributions

From net investment income	$—	$—	$—	$(0.004)		$(0.040)

Total distributions	$—	$—	$—	$(0.004)		$(0.040)

Net asset value — End of year	$32.960	$27.030	$21.080	$22.460		$18.530

Total Return(2)	21.94%	28.22%	(6.14)%	21.23%		7.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$54,119	$61,397	$142,020	$173,289		$175,072

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.67%	1.68%	1.69%	1.70%		1.72%

Net investment income (loss)	(0.14)%	0.01%	0.02%	0.11%		0.23%

Portfolio Turnover of the Fund(4)	—	—	—	1%		—

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	0	%(6)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$27.830	$21.690	$23.110	$19.060		$17.720

Income (Loss) From Operations

Net investment income(1)	$0.242	$0.266	$0.244	$0.229		$0.221

Net realized and unrealized gain (loss)	6.192	6.130	(1.439)	4.046		1.336

Total income (loss) from operations	$6.434	$6.396	$(1.195)	$4.275		$1.557

Less Distributions

From net investment income	$(0.234)	$(0.256)	$(0.225)	$(0.225)		$(0.217)

Total distributions	$(0.234)	$(0.256)	$(0.225)	$(0.225)		$(0.217)

Net asset value — End of year	$34.030	$27.830	$21.690	$23.110		$19.060

Total Return(2)	23.13%	29.61%	(5.25)%	22.44%		8.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$256,802	$223,771	$154,772	$134,355		$78,948

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.67%	0.68%	0.69%	0.70%		0.72%

Net investment income	0.85%	1.05%	1.02%	1.09%		1.23%

Portfolio Turnover of the Fund(4)	—	—	—	1%		—

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	0	%(6)	1%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (7.2% and 3.7% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2020). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest

19

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements — continued

income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31, 2020
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$13,091,885	$5,272,599

	Year Ended December 31, 2019
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$14,967,483	$6,384,313

During the year ended December 31, 2020, the following amounts were reclassified due to Funds’ use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Change in:

Paid-in capital	$104,722,022	$50,309,745

Distributable earnings	$(104,722,022)	$(50,309,745)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2020, the components of distributable earnings (accumulated loss) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses	$(2,391,579)	$(405,438)

Net unrealized appreciation	$839,061,449	$259,334,499

20

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements — continued

At December 31, 2020, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the respective Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses

Short-term	$2,391,579	$405,438

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2020, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $1,337,221. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2020 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$57,593	$21,413

EVD’s Class A Sales Charges	$13,041	$58,741

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$3,828,718	$1,551,670

Each Fund also has in effect distribution plans for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2020, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class C Distribution Fees	$87,523	$419,289

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class C Service Fees	$29,175	$139,763

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2020, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$—	$3,000

Class C	$200	$4,000

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$805,434	$132,079,577

Tax-Managed Growth Fund 1.2	$6,396,742	$72,066,878

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$103,442,887

Tax-Managed Growth Fund 1.2	53,761,317

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2020
	Class A	Class C	Class I

Sales	116,260	7,045	2,263,887

Issued to shareholders electing to receive payments of distributions in Fund shares	126,236	—	24,517

Redemptions	(2,021,959)	(53,714)	(2,241,216)

Converted from Class C shares	53,896	—	—

Converted to Class A shares	—	(60,247)	—

Net increase (decrease)	(1,725,567)	(106,916)	47,188

	Year Ended December 31, 2019
	Class A	Class B(1)	Class C	Class I

Sales	131,208	—	9,884	3,202,823

Issued to shareholders electing to receive payments of distributions in Fund shares	180,191	—	—	29,363

Redemptions	(2,089,668)	(439)	(71,725)	(3,090,733)

Converted from Class B shares	16,311	—	—	—

Converted from Class C shares	3,934,421	—	—	—

Converted to Class A shares	—	(16,908)	(4,381,065)	—

Net increase (decrease)	2,172,463	(17,347)	(4,442,906)	141,453

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Notes to Financial Statements — continued

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2020
	Class A	Class C	Class I

Sales	791,267	207,023	3,272,236

Issued to shareholders electing to receive payments of distributions in Fund shares	92,919	—	47,521

Redemptions	(2,182,387)	(495,055)	(3,814,580)

Converted from Class C shares	330,502	—	—

Converted to Class A shares	—	(341,400)	—

Net decrease	(967,699)	(629,432)	(494,823)

	Year Ended December 31, 2019
	Class A	Class B(1)	Class C	Class I

Sales	732,485	1	269,131	2,932,826

Issued to shareholders electing to receive payments of distributions in Fund shares	141,145	—	—	66,973

Redemptions	(2,110,088)	(2,261)	(478,274)	(2,093,275)

Converted from Class B shares	30,189	—	—	—

Converted from Class C shares	4,139,683	—	—	—

Converted to Class A shares	—	(29,380)	(4,255,437)	—

Net increase (decrease)	2,933,414	(31,640)	(4,464,580)	906,524

(1)	At the close of business on October 15, 2019, shares were converted into Class A and Class B was terminated.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invests.

9  Additional Information

On November 24, 2020, each Fund’s Board of Trustees approved an investment advisory agreement between EVM and the Fund pursuant to which fees will be based on average daily net assets per annum that are not invested in other investment companies for which the adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee. The investment advisory agreement was approved by Fund shareholders at a joint meeting of shareholders held on February 18, 2021, and would become effective upon the consummation of the acquisition of Eaton Vance Corp. by Morgan Stanley or on another date determined by an officer of the Fund.

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax-Managed Growth Fund 1.1	$26,358,921

Tax-Managed Growth Fund 1.2	$13,560,487

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2020 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction.

Tax-Managed Growth Fund 1.1	100%

Tax-Managed Growth Fund 1.2	100%

26

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Aerospace & Defense — 1.2%

Boeing Co. (The)	882,743	$188,959,967

General Dynamics Corp.	141,321	21,031,391

Howmet Aerospace, Inc.	4	114

Huntington Ingalls Industries, Inc.	1,274	217,192

L3Harris Technologies, Inc.	5,971	1,128,638

Lockheed Martin Corp.	122,831	43,602,548

Northrop Grumman Corp.	50,885	15,505,678

Northrop Grumman Corp.(1)	2,913	887,427

Raytheon Technologies Corp.	1,024,406	73,255,273

Textron, Inc.	9,022	436,033

TransDigm Group, Inc.	2,016	1,247,602

		$346,271,863

Air Freight & Logistics — 1.6%

C.H. Robinson Worldwide, Inc.	939,486	$88,189,551

Expeditors International of Washington, Inc.	12,800	1,217,408

FedEx Corp.	345,061	89,584,737

United Parcel Service, Inc., Class B	1,512,501	254,705,168

XPO Logistics, Inc.(2)	57,458	6,848,994

		$440,545,858

Airlines — 0.0%(3)

American Airlines Group, Inc.	66,989	$1,056,417

Delta Air Lines, Inc.	60,606	2,436,967

Southwest Airlines Co.	27,758	1,293,800

		$4,787,184

Auto Components — 0.7%

Adient PLC(2)	15,053	$523,393

Aptiv PLC	1,015,600	132,322,524

BorgWarner, Inc.	800	30,912

Dorman Products, Inc.(2)	20,730	1,799,779

Garrett Motion, Inc.(2)	36,184	160,295

Gentex Corp.	1,443,192	48,967,504

		$183,804,407

Automobiles — 0.2%

Daimler AG	38,000	$2,671,400

Ford Motor Co.	1,212,501	10,657,884

General Motors Co.	82,498	3,435,217

Harley-Davidson, Inc.	20,162	739,945

Tesla, Inc.(2)	36,985	26,099,205

Toyota Motor Corp. ADR	5,000	772,850

		$44,376,501

Security	Shares	Value

Banks — 3.9%

Bank of America Corp.	3,980,104	$120,636,952

Bank of Hawaii Corp.	557	42,677

Bank of Montreal	4	304

CIT Group, Inc.	1,490	53,491

Citigroup, Inc.	860,832	53,078,901

Commerce Bancshares, Inc.	69,629	4,574,625

CVB Financial Corp.	608,432	11,864,424

Fifth Third Bancorp	1,719,235	47,399,309

First Republic Bank	1,652	242,729

HSBC Holdings PLC	220,592	1,145,184

HSBC Holdings PLC ADR	424	10,986

Huntington Bancshares, Inc.	144,510	1,825,161

ING Groep NV ADR	125	1,180

JPMorgan Chase & Co.	4,052,886	515,000,224

KeyCorp	112,574	1,847,339

M&T Bank Corp.	151,517	19,288,114

Pinnacle Financial Partners, Inc.	34,686	2,233,779

PNC Financial Services Group, Inc. (The)	107,711	16,048,939

Regions Financial Corp.	714,736	11,521,544

Signature Bank	3,359	454,439

Societe Generale S.A.(2)	405,793	8,435,871

Sterling Bancorp	103,627	1,863,214

SVB Financial Group(2)	29,245	11,342,088

Synovus Financial Corp.	1,565	50,659

Toronto-Dominion Bank (The)	569	32,103

Truist Financial Corp.	1,713,775	82,141,236

U.S. Bancorp	859,714	40,054,075

Wells Fargo & Co.	4,123,713	124,453,658

Western Alliance Bancorp	23,987	1,438,021

		$1,077,081,226

Beverages — 2.1%

Anheuser-Busch InBev SA/NV ADR	75,379	$5,269,746

Boston Beer Co., Inc. (The), Class A(2)	4,730	4,702,992

Brown-Forman Corp., Class A	17,399	1,278,304

Brown-Forman Corp., Class B	378,835	30,090,864

Coca-Cola Co. (The)	3,506,980	192,322,783

Constellation Brands, Inc., Class A	106,872	23,410,312

Diageo PLC ADR	8,721	1,384,982

Keurig Dr Pepper, Inc.	2,700	86,400

Molson Coors Beverage Co., Class B	186,000	8,405,340

Monster Beverage Corp.(2)	171,250	15,837,200

PepsiCo, Inc.	2,056,881	305,035,452

		$587,824,375

27	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Biotechnology — 2.5%

AbbVie, Inc.	818,966	$87,752,207

Agios Pharmaceuticals, Inc.(2)	74,972	3,248,537

Alexion Pharmaceuticals, Inc.(2)	469,856	73,410,301

Alkermes PLC(2)	5,000	99,750

Alnylam Pharmaceuticals, Inc.(2)	117,352	15,252,239

Amgen, Inc.	737,078	169,468,974

argenx SE ADR(2)	308,910	90,847,342

Biogen, Inc.(2)	100,682	24,652,995

Bluebird Bio, Inc.(2)	500	21,635

Blueprint Medicines Corp.(2)	255,000	28,598,250

Exact Sciences Corp.(2)	181,454	24,040,840

Gilead Sciences, Inc.	1,099,221	64,040,615

Incyte Corp.(2)	103,220	8,978,076

Moderna, Inc.(2)	4,723	493,412

Neurocrine Biosciences, Inc.(2)	64,045	6,138,713

Regeneron Pharmaceuticals, Inc.(2)	22,695	10,964,181

Seattle Genetics, Inc.(2)	5,662	991,643

Vertex Pharmaceuticals, Inc.(2)	346,315	81,848,087

		$690,847,797

Building Products — 0.5%

A.O. Smith Corp.	31,693	$1,737,410

Carrier Global Corp.	569,759	21,491,309

Fortune Brands Home & Security, Inc.	2,923	250,560

Johnson Controls International PLC	348,024	16,214,438

Lennox International, Inc.	339,213	92,934,186

Masco Corp.	38,156	2,095,909

Resideo Technologies, Inc.(2)	14,542	309,163

Trane Technologies PLC	26,539	3,852,401

		$138,885,376

Capital Markets — 4.3%

Affiliated Managers Group, Inc.	58,716	$5,971,417

Ameriprise Financial, Inc.	214,951	41,771,428

Bank of New York Mellon Corp. (The)	709,152	30,096,411

BlackRock, Inc.	41,065	29,630,040

Brookfield Asset Management, Inc., Class A	192,123	7,928,916

Cboe Global Markets, Inc.	175,414	16,334,552

Charles Schwab Corp. (The)	3,911,424	207,461,929

CME Group, Inc.	225,113	40,981,822

FactSet Research Systems, Inc.	97,299	32,351,918

Federated Hermes, Inc., Class B	549	15,861

Franklin Resources, Inc.	211,191	5,277,663

Goldman Sachs Group, Inc. (The)	1,011,714	266,799,099

Intercontinental Exchange, Inc.	153,966	17,750,740

Security	Shares	Value

Capital Markets (continued)

Invesco, Ltd.	11,064	$192,846

LPL Financial Holdings, Inc.	209,488	21,832,839

Moody’s Corp.	257,675	74,787,592

Morgan Stanley	2,676,704	183,434,525

Morningstar, Inc.	4,694	1,086,990

Nasdaq, Inc.	71,203	9,451,486

Northern Trust Corp.	2,500	232,850

Raymond James Financial, Inc.	55,363	5,296,578

S&P Global, Inc.	279,873	92,002,651

SEI Investments Co.	150,000	8,620,500

State Street Corp.	215,676	15,696,899

Stifel Financial Corp.	169,194	8,537,529

T. Rowe Price Group, Inc.	513,634	77,759,051

UBS Group AG(2)	9	127

Waddell & Reed Financial, Inc., Class A	9,248	235,547

		$1,201,539,806

Chemicals — 1.1%

AdvanSix, Inc.(2)	1,768	$35,342

Air Products and Chemicals, Inc.	13,331	3,642,296

Albemarle Corp.	93,722	13,825,870

Balchem Corp.	17,292	1,992,384

Celanese Corp.	16,713	2,171,687

Chemours Co. (The)	1	25

Corteva, Inc.	242,479	9,388,787

Dow, Inc.	80,280	4,455,540

DuPont de Nemours, Inc.	498,374	35,439,375

Eastman Chemical Co.	650	65,182

Ecolab, Inc.	594,981	128,730,089

FMC Corp.	817	93,898

International Flavors & Fragrances, Inc.	5,000	544,200

Linde PLC	8,469	2,231,666

Linde PLC(1)	12,068	3,178,528

LyondellBasell Industries NV, Class A	4,274	391,755

NewMarket Corp.	13,626	5,427,100

PPG Industries, Inc.	410,670	59,226,827

RPM International, Inc.	3,433	311,648

Sherwin-Williams Co. (The)	52,823	38,820,151

Westlake Chemical Corp.	1,000	81,600

		$310,053,950

Commercial Services & Supplies — 0.1%

Brady Corp., Class A	258	$13,627

Cintas Corp.	395	139,617

Copart, Inc.(2)	4,771	607,110

28	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Commercial Services & Supplies (continued)

Pitney Bowes, Inc.	14,270	$87,903

Republic Services, Inc.	1,750	168,525

Rollins, Inc.	60,814	2,376,003

Stericycle, Inc.(2)	8,000	554,640

Waste Connections, Inc.	115,655	11,862,733

Waste Management, Inc.	208,149	24,547,012

		$40,357,170

Communications Equipment — 1.5%

Arista Networks, Inc.(2)	802,596	$233,210,320

Arista Networks, Inc.(1)(2)	88,600	25,744,502

Arista Networks, Inc.(1)(2)	105,064	30,510,129

Cisco Systems, Inc.	2,727,494	122,055,356

Juniper Networks, Inc.	285,300	6,422,103

Motorola Solutions, Inc.	47,514	8,080,231

Nokia Oyj ADR(2)	192	751

		$426,023,392

Construction & Engineering — 0.0%(3)

Fluor Corp.	3,250	$51,903

Jacobs Engineering Group, Inc.	85,615	9,328,610

Quanta Services, Inc.	2,000	144,040

		$9,524,553

Construction Materials — 0.0%(3)

Vulcan Materials Co.	57,559	$8,536,575

		$8,536,575

Consumer Finance — 1.1%

American Express Co.	1,075,262	$130,009,928

Capital One Financial Corp.	133,434	13,189,951

Discover Financial Services	1,253,950	113,520,094

LendingClub Corp.(2)	15,938	168,305

Navient Corp.	10,200	100,164

Synchrony Financial	1,497,811	51,989,020

		$308,977,462

Containers & Packaging — 0.1%

Amcor PLC	936,184	$11,018,886

AptarGroup, Inc.	65,000	8,897,850

Avery Dennison Corp.	5,508	854,346

Ball Corp.	53,090	4,946,926

Crown Holdings, Inc.(2)	13,787	1,381,457

International Paper Co.	5,124	254,765

Security	Shares	Value

Containers & Packaging (continued)

Packaging Corp. of America	11,985	$1,652,851

Sealed Air Corp.	27,104	1,241,092

Sonoco Products Co.	774	45,860

WestRock Co.	42,750	1,860,908

		$32,154,941

Distributors — 0.0%(3)

Genuine Parts Co.	49,501	$4,971,386

LKQ Corp.(2)	79,518	2,802,214

		$7,773,600

Diversified Consumer Services — 0.0%(3)

H&R Block, Inc.	25,610	$406,175

Service Corp. International	15,900	780,690

		$1,186,865

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class A(2)	546	$189,906,990

Berkshire Hathaway, Inc., Class B(2)	1,903,185	441,291,506

		$631,198,496

Diversified Telecommunication Services — 0.3%

AT&T, Inc.	557,960	$16,046,930

CenturyLink, Inc.	4,871	47,492

Frontier Communications Corp.(2)	894	80

Liberty Global PLC, Class A(2)	8,854	214,444

Liberty Global PLC, Class C(2)	27,614	653,071

Liberty Latin America, Ltd., Class A(2)	1,546	17,207

Liberty Latin America, Ltd., Class C(2)	4,825	53,509

Verizon Communications, Inc.	945,002	55,518,868

		$72,551,601

Electric Utilities — 0.2%

Duke Energy Corp.	31,500	$2,884,140

Edison International	1,134	71,238

Entergy Corp.	2,340	233,626

Exelon Corp.	28,310	1,195,248

NextEra Energy, Inc.	688,108	53,087,532

NRG Energy, Inc.	461	17,311

Southern Co. (The)	103,526	6,359,602

		$63,848,697

Electrical Equipment — 0.8%

Acuity Brands, Inc.	9,321	$1,128,680

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Electrical Equipment (continued)

AMETEK, Inc.	68,343	$8,265,402

Eaton Corp. PLC	87,733	10,540,243

Emerson Electric Co.	2,202,703	177,031,240

Hubbell, Inc.	14,950	2,344,010

nVent Electric PLC	4	93

Rockwell Automation, Inc.	112,165	28,132,104

		$227,441,772

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	15,644	$2,045,766

CDW Corp.	142,695	18,805,774

Corning, Inc.	1,555,689	56,004,804

FLIR Systems, Inc.	2,030	88,975

Keysight Technologies, Inc.(2)	15,146	2,000,635

Knowles Corp.(2)	8,001	147,458

Littelfuse, Inc.	52,675	13,414,216

TE Connectivity, Ltd.	57,005	6,901,595

Trimble, Inc.(2)	3,200	213,664

Vontier Corp.(2)	3,985	133,099

Zebra Technologies Corp., Class A(2)	50,772	19,513,203

		$119,269,189

Energy Equipment & Services — 0.1%

ChampionX Corp.	18,853	$288,451

Core Laboratories NV	16,652	441,445

Frank’s International NV(2)	1,500,000	4,110,000

Halliburton Co.	440,924	8,333,464

NOV, Inc.	10,391	142,668

Schlumberger NV	857,134	18,711,235

Transocean, Ltd.(2)	3,548	8,196

		$32,035,459

Entertainment — 2.6%

Activision Blizzard, Inc.	241,143	$22,390,128

Electronic Arts, Inc.	140,557	20,183,985

Liberty Braves Group, Series A(2)	1,236	30,739

Liberty Braves Group, Series C(2)	2,473	61,528

Liberty Formula One Group, Series A(2)	3,091	117,427

Liberty Formula One Group, Series C(2)	6,183	263,396

Live Nation Entertainment, Inc.(2)	20,744	1,524,269

Netflix, Inc.(2)	204,934	110,813,962

Spotify Technology S.A.(2)	79,019	24,864,119

Walt Disney Co. (The)(2)	3,021,389	547,415,259

		$727,664,812

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.1%

American Tower Corp.	56,291	$12,635,078

AvalonBay Communities, Inc.	7,000	1,123,010

Extra Space Storage, Inc.	1,800	208,548

Federal Realty Investment Trust	1,300	110,656

Host Hotels & Resorts, Inc.	528,986	7,739,065

ProLogis, Inc.	28,120	2,802,439

Public Storage	1,949	450,082

Simon Property Group, Inc.	25,563	2,180,013

		$27,248,891

Food & Staples Retailing — 1.6%

Costco Wholesale Corp.	938,803	$353,722,194

Kroger Co. (The)	155,213	4,929,565

Sprouts Farmers Market, Inc.(2)	750,036	15,075,724

Sysco Corp.	635,859	47,218,889

Walgreens Boots Alliance, Inc.	442,345	17,640,719

Walmart, Inc.	15,881	2,289,246

		$440,876,337

Food Products — 1.4%

Archer-Daniels-Midland Co.	137,778	$6,945,389

Campbell Soup Co.	748,065	36,168,943

Conagra Brands, Inc.	668,102	24,225,379

Flowers Foods, Inc.	586,273	13,267,358

General Mills, Inc.	135,948	7,993,742

Hain Celestial Group, Inc. (The)(2)	17,240	692,186

Hershey Co. (The)	389,366	59,312,123

Hormel Foods Corp.	333,454	15,542,291

JM Smucker Co. (The)	20,034	2,315,930

Kellogg Co.	67,139	4,178,060

Kraft Heinz Co. (The)	106,315	3,684,878

Lamb Weston Holdings, Inc.	125,847	9,909,193

McCormick & Co., Inc., Non Voting Shares	156,988	15,008,053

Mondelez International, Inc., Class A	875,402	51,184,755

Nestle S.A.	1,118,348	132,201,333

Tyson Foods, Inc., Class A	27,528	1,773,904

		$384,403,517

Health Care Equipment & Supplies — 3.2%

Abbott Laboratories	1,993,135	$218,228,351

ABIOMED, Inc.(2)	88,267	28,616,161

Alcon, Inc.(2)	22,924	1,512,525

Align Technology, Inc.(2)	18,700	9,992,906

Avanos Medical, Inc.(2)	542	24,867

Baxter International, Inc.	37,745	3,028,659

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Becton, Dickinson and Co.	90,691	$22,692,702

Boston Scientific Corp.(2)	444,159	15,967,516

Danaher Corp.	171,936	38,193,863

DexCom, Inc.(2)	95,592	35,342,274

DexCom, Inc.(1)(2)	30,000	11,087,441

Edwards Lifesciences Corp.(2)	31,284	2,854,039

Haemonetics Corp.(2)	110,000	13,062,500

Hill-Rom Holdings, Inc.	36,482	3,574,142

IDEXX Laboratories, Inc.(2)	13,040	6,518,305

Insulet Corp.(2)	9,898	2,530,226

Integra LifeSciences Holdings Corp.(2)	1,011,345	65,656,517

Integra LifeSciences Holdings Corp.(1)(2)	200,000	12,976,210

Integra LifeSciences Holdings Corp.(1)(2)	200,000	12,980,754

Integra LifeSciences Holdings Corp.(1)(2)	600,000	38,952,000

Intuitive Surgical, Inc.(2)	173,309	141,784,093

Medtronic PLC	543,055	63,613,463

Penumbra, Inc.(2)	91,462	16,005,850

ResMed, Inc.	21,305	4,528,591

Smith & Nephew PLC ADR	5,500	231,935

Stryker Corp.	305,404	74,836,196

Teleflex, Inc.	14,325	5,895,740

Varian Medical Systems, Inc.(2)	45,609	7,982,031

West Pharmaceutical Services, Inc.	5,623	1,593,052

Zimmer Biomet Holdings, Inc.	152,758	23,538,480

		$883,801,389

Health Care Providers & Services — 1.9%

Acadia Healthcare Co., Inc.(2)	32,000	$1,608,320

Anthem, Inc.	145,701	46,783,134

Cardinal Health, Inc.	29,103	1,558,757

Centene Corp.(2)	167,893	10,078,617

Cigna Corp.	39,731	8,271,200

Cigna Corp.(1)	7,416	1,542,937

Covetrus, Inc.(2)	10,538	302,862

CVS Health Corp.	1,187,193	81,085,282

DaVita, Inc.(2)	157,055	18,438,257

Guardant Health, Inc.(2)	83,152	10,716,630

HCA Healthcare, Inc.	188,518	31,003,670

Henry Schein, Inc.(2)	26,384	1,764,034

Humana, Inc.	2,438	1,000,238

Laboratory Corp. of America Holdings(2)	745	151,645

McKesson Corp.	150,389	26,155,655

Molina Healthcare, Inc.(2)	18,585	3,952,658

UnitedHealth Group, Inc.	807,436	283,151,656

		$527,565,552

Security	Shares	Value

Health Care Technology — 0.0%(3)

Cerner Corp.	18,346	$1,439,794

Teladoc Health, Inc.(2)	26,210	5,240,952

		$6,680,746

Hotels, Restaurants & Leisure — 3.4%

Aramark	137,669	$5,297,503

Carnival Corp.	22,069	478,014

Chipotle Mexican Grill, Inc.(2)	121,117	167,954,155

Choice Hotels International, Inc.	49,631	5,297,117

Darden Restaurants, Inc.	66,114	7,875,500

Domino’s Pizza, Inc.	2,815	1,079,440

Hilton Worldwide Holdings, Inc.	106,201	11,815,923

Hyatt Hotels Corp., Class A	1,353,442	100,493,068

Marriott International, Inc., Class A	1,575,495	207,839,300

McDonald’s Corp.	104,208	22,360,953

MGM Resorts International	892,202	28,113,285

Penn National Gaming, Inc.(2)	30,956	2,673,670

Royal Caribbean Cruises, Ltd.	1,900	141,911

Starbucks Corp.	3,057,660	327,108,467

Texas Roadhouse, Inc.	416,807	32,577,635

Yum China Holdings, Inc.	367,698	20,991,879

Yum! Brands, Inc.	123,810	13,440,814

		$955,538,634

Household Durables — 0.1%

D.R. Horton, Inc.	19,682	$1,356,483

Leggett & Platt, Inc.	92,079	4,079,100

Lennar Corp., Class A	8,688	662,286

Lennar Corp., Class B	21	1,285

Mohawk Industries, Inc.(2)	4,820	679,379

Newell Brands, Inc.	123,465	2,621,162

NVR, Inc.(2)	1,822	7,433,505

PulteGroup, Inc.	221,275	9,541,378

Tempur Sealy International, Inc.(2)	540,100	14,582,700

Toll Brothers, Inc.	4,378	190,312

Whirlpool Corp.	1,391	251,062

		$41,398,652

Household Products — 2.0%

Church & Dwight Co., Inc.	172,129	$15,014,813

Church & Dwight Co., Inc.(1)	17,504	1,525,958

Clorox Co. (The)	16,257	3,282,613

Colgate-Palmolive Co.	2,420,348	206,963,957

Energizer Holdings, Inc.	10,496	442,721

Kimberly-Clark Corp.	85,688	11,553,313

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Household Products (continued)

Procter & Gamble Co. (The)	2,284,091	$317,808,422

		$556,591,797

Independent Power and Renewable Electricity Producers — 0.0%(3)

AES Corp. (The)	1,730	$40,655

		$40,655

Industrial Conglomerates — 1.0%

3M Co.	745,315	$130,273,609

Carlisle Cos., Inc.	71,809	11,215,130

General Electric Co.	5,271,443	56,931,584

Honeywell International, Inc.	392,550	83,495,385

Roper Technologies, Inc.	20,455	8,817,946

		$290,733,654

Insurance — 1.4%

Aegon NV ADR	5	$20

Aflac, Inc.	788,242	35,053,122

Alleghany Corp.	3,985	2,405,705

Allstate Corp. (The)	20,970	2,305,232

American International Group, Inc.	160,299	6,068,920

Aon PLC, Class A	157,281	33,228,757

Arch Capital Group, Ltd.(2)	241,964	8,727,641

Arthur J. Gallagher & Co.	509,591	63,041,503

Assurant, Inc.	13,599	1,852,456

Brighthouse Financial, Inc.(2)	936	33,888

Brown & Brown, Inc.	407	19,296

Chubb, Ltd.	44,707	6,881,301

Cincinnati Financial Corp.	35,947	3,140,689

Fidelity National Financial, Inc.	57,654	2,253,695

First American Financial Corp.	1,227	63,350

Globe Life, Inc.	348,792	33,121,288

Hartford Financial Services Group, Inc.	83,487	4,089,193

Lincoln National Corp.	5,477	275,548

Markel Corp.(2)	19,895	20,557,503

Marsh & McLennan Cos., Inc.	226,689	26,522,613

MetLife, Inc.	18,211	855,006

Progressive Corp. (The)	1,110,345	109,790,914

Prudential Financial, Inc.	20,261	1,581,776

Reinsurance Group of America, Inc.	6,425	744,657

Travelers Cos., Inc. (The)	146,715	20,594,385

Trisura Group, Ltd.(2)	124	8,648

W.R. Berkley Corp.	2,250	149,445

Willis Towers Watson PLC	70	14,748

		$383,381,299

Security	Shares	Value

Interactive Media & Services — 8.8%

Alphabet, Inc., Class A(2)	313,841	$550,050,290

Alphabet, Inc., Class C(2)	400,182	701,070,842

Baidu, Inc. ADR(2)	72,500	15,677,400

CarGurus, Inc.(2)	37,803	1,199,489

Cars.com, Inc.(2)	400	4,520

Facebook, Inc., Class A(2)	3,396,333	927,742,322

IAC/InterActiveCorp.(2)	6,680	1,264,858

Match Group, Inc.(2)	123,667	18,697,215

Match Group, Inc.(1)(2)	260,261	39,321,316

Pinterest, Inc., Class A(2)	2,540,426	167,414,074

Snap, Inc., Class A(2)	19,362	969,455

Twitter, Inc.(2)	550,134	29,789,756

Yelp, Inc.(2)	149,508	4,884,426

		$2,458,085,963

Internet & Direct Marketing Retail — 5.5%

Alibaba Group Holding, Ltd. ADR(2)	287,257	$66,853,322

Altaba, Inc.(4)	114,070	1,665,422

Amazon.com, Inc.(2)	405,828	1,321,753,388

Booking Holdings, Inc.(2)	52,136	116,120,949

eBay, Inc.	255,728	12,850,332

Expedia Group, Inc.	2,670	353,508

Qurate Retail, Inc., Series A	99,802	1,094,828

Trip.com Group, Ltd. ADR(2)	5,200	175,396

Wayfair, Inc., Class A(2)	51,793	11,695,377

		$1,532,562,522

IT Services — 5.2%

Accenture PLC, Class A	963,901	$251,780,580

Akamai Technologies, Inc.(2)	239,108	25,103,949

Alliance Data Systems Corp.	686	50,833

Amdocs, Ltd.	43,944	3,116,948

Automatic Data Processing, Inc.	268,307	47,275,693

Booz Allen Hamilton Holding Corp., Class A	43,691	3,808,981

Broadridge Financial Solutions, Inc.	91,705	14,049,206

CACI International, Inc., Class A(2)	13,584	3,386,899

Cognizant Technology Solutions Corp., Class A	24,598	2,015,806

Fidelity National Information Services, Inc.	18,757	2,653,365

Fiserv, Inc.(2)	606,600	69,067,476

Global Payments, Inc.	31,828	6,856,388

International Business Machines Corp.	647,631	81,523,790

Jack Henry & Associates, Inc.	2,196	355,730

Mastercard, Inc., Class A	195,157	69,659,340

Okta, Inc.(2)	319,829	81,319,721

Paychex, Inc.	14,638	1,363,969

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

IT Services (continued)

PayPal Holdings, Inc.(2)	1,089,057	$255,057,149

Sabre Corp.	157,290	1,890,626

Shopify, Inc., Class A(2)	12,524	14,176,542

Square, Inc., Class A(2)	381,727	83,079,064

Twilio, Inc., Class A(2)	531,036	179,755,686

VeriSign, Inc.(2)	5,654	1,223,526

Visa, Inc., Class A	1,189,221	260,118,309

Western Union Co. (The)	27,606	605,676

		$1,459,295,252

Leisure Products — 0.0%(3)

Hasbro, Inc.	1,383	$129,366

Mattel, Inc.(2)	3,941	68,770

Polaris, Inc.	52,104	4,964,469

		$5,162,605

Life Sciences Tools & Services — 0.6%

10X Genomics, Inc., Class A(2)	145,021	$20,534,974

Agilent Technologies, Inc.	665,215	78,821,325

Avantor, Inc.(2)	120,000	3,378,000

Illumina, Inc.(2)	86,595	32,040,150

IQVIA Holdings, Inc.(2)	57,124	10,234,907

Mettler-Toledo International, Inc.(2)	1,000	1,139,680

NeoGenomics, Inc.(2)	38,329	2,063,633

PerkinElmer, Inc.	9,625	1,381,187

Thermo Fisher Scientific, Inc.	56,834	26,472,141

Waters Corp.(2)	730	180,617

		$176,246,614

Machinery — 1.7%

Caterpillar, Inc.	356,595	$64,907,422

Cummins, Inc.	1,178	267,524

Deere & Co.	195,453	52,586,630

Donaldson Co., Inc.	142,204	7,946,360

Dover Corp.	369,407	46,637,634

Fortive Corp.	30,511	2,160,789

Illinois Tool Works, Inc.	1,069,855	218,122,037

Ingersoll Rand, Inc.(2)	23,418	1,066,924

Lincoln Electric Holdings, Inc.	53,660	6,237,975

Manitowoc Co., Inc. (The)(2)	11,435	152,200

Middleby Corp.(2)	2,000	257,840

Otis Worldwide Corp.	430,984	29,112,969

PACCAR, Inc.	186,094	16,056,190

Parker-Hannifin Corp.	19,172	5,222,645

Pentair PLC	4	212

Security	Shares	Value

Machinery (continued)

Snap-on, Inc.	29,674	$5,078,408

Stanley Black & Decker, Inc.	288	51,425

Trinity Industries, Inc.	11,100	292,929

Welbilt, Inc.(2)	45,741	603,781

Westinghouse Air Brake Technologies Corp.	14,082	1,030,802

Xylem, Inc.	100,031	10,182,156

		$467,974,852

Media — 0.3%

Comcast Corp., Class A	1,193,814	$62,555,854

Discovery, Inc., Class A(2)	19,462	585,612

Discovery, Inc., Class C(2)	207	5,421

Fox Corp., Class A	5,412	157,597

Interpublic Group of Cos., Inc. (The)	726	17,075

Liberty Broadband Corp., Series A(2)	3,091	487,080

Liberty Broadband Corp., Series C(2)	6,183	979,202

Liberty SiriusXM Group, Series A(2)	12,367	534,131

Liberty SiriusXM Group, Series C(2)	24,734	1,076,176

News Corp., Class A	24	431

Omnicom Group, Inc.	31,882	1,988,480

Sirius XM Holdings, Inc.	53,280	339,394

TEGNA, Inc.	1,201	16,754

ViacomCBS, Inc., Class B	613,777	22,869,331

		$91,612,538

Metals & Mining — 0.1%

Alcoa Corp.(2)	5,862	$135,119

Arconic Corp.(2)	1	30

Cleveland-Cliffs, Inc.	527,743	7,683,938

Freeport-McMoRan, Inc.	85,788	2,232,204

Glencore PLC(2)	598,405	1,900,411

Newmont Corp.	103	6,168

Nucor Corp.	236,089	12,557,574

Southern Copper Corp.	12,126	789,645

Steel Dynamics, Inc.	232,124	8,558,412

		$33,863,501

Multi-Utilities — 0.1%

Consolidated Edison, Inc.	53,943	$3,898,461

Dominion Energy, Inc.	13,510	1,015,952

DTE Energy Co.	77,124	9,363,625

NiSource, Inc.	828	18,994

Sempra Energy	66,344	8,452,889

WEC Energy Group, Inc.	15,006	1,381,002

		$24,130,923

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail — 0.1%

Dollar General Corp.	329	$69,189

Dollar Tree, Inc.(2)	146,190	15,794,368

Nordstrom, Inc.	3,192	99,622

Target Corp.	36,389	6,423,750

		$22,386,929

Oil, Gas & Consumable Fuels — 1.3%

Antero Resources Corp.(2)	1,341,986	$7,313,824

Cheniere Energy, Inc.(2)	723,716	43,444,672

Chesapeake Energy Corp.(2)	1	2

Chevron Corp.	985,901	83,259,339

Concho Resources, Inc.	40,000	2,334,000

ConocoPhillips	306,529	12,258,095

Devon Energy Corp.	143,600	2,270,316

EOG Resources, Inc.	472,114	23,544,325

EQT Corp.	180,474	2,293,825

Equitrans Midstream Corp.	144,379	1,160,807

Exxon Mobil Corp.	3,106,785	128,061,678

Hess Corp.	364,574	19,245,861

HollyFrontier Corp.	8,000	206,800

Kinder Morgan, Inc.	112,401	1,536,522

Marathon Oil Corp.	123,481	823,618

Marathon Petroleum Corp.	192,770	7,972,967

Murphy Oil Corp.	145,312	1,758,275

Occidental Petroleum Corp.	22,811	394,858

Phillips 66	193,043	13,501,427

Pioneer Natural Resources Co.	22,520	2,564,803

Range Resources Corp.	664,831	4,454,368

Southwestern Energy Co.(2)	486	1,448

Valero Energy Corp.	14,523	821,566

Williams Cos., Inc. (The)	20,025	401,501

WPX Energy, Inc.(2)	666	5,428

		$359,630,325

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	45,277	$12,052,285

Unilever PLC ADR	69,397	4,188,803

		$16,241,088

Pharmaceuticals — 4.3%

AstraZeneca PLC ADR	217,956	$10,895,620

Bristol-Myers Squibb Co.	2,353,836	146,008,447

Catalent, Inc.(2)	45,943	4,781,288

Eli Lilly & Co.	2,259,171	381,438,432

GlaxoSmithKline PLC ADR	1,968	72,422

Security	Shares	Value

Pharmaceuticals (continued)

Johnson & Johnson	2,549,760	$401,281,229

Mallinckrodt PLC(2)	6	1

Merck & Co., Inc.	1,761,529	144,093,072

Novartis AG ADR	126,232	11,920,088

Novo Nordisk A/S ADR	262,532	18,337,860

Pfizer, Inc.	2,330,428	85,783,055

Reata Pharmaceuticals, Inc., Class A(2)	4,694	580,272

Roche Holding AG ADR	35,808	1,569,823

Sanofi ADR	5,100	247,809

Takeda Pharmaceutical Co., Ltd. ADR	31,905	580,671

Teva Pharmaceutical Industries, Ltd. ADR(2)	5,106	49,273

Viatris, Inc.(2)	287,502	5,387,788

Zoetis, Inc.	1,198	198,269

		$1,213,225,419

Professional Services — 0.2%

ASGN, Inc.(2)	228,139	$19,056,451

ASGN, Inc.(1)(2)	17,000	1,420,010

Equifax, Inc.	8,854	1,707,405

Nielsen Holdings PLC	61,834	1,290,475

Thomson Reuters Corp.	121,293	9,932,684

Verisk Analytics, Inc.	109,263	22,681,906

		$56,088,931

Road & Rail — 1.8%

Canadian National Railway Co.	526,084	$57,790,327

Canadian Pacific Railway, Ltd.	192	66,565

CSX Corp.	692,012	62,800,089

J.B. Hunt Transport Services, Inc.	10,000	1,366,500

Kansas City Southern	7,899	1,612,423

Lyft, Inc., Class A(2)	112,436	5,523,981

Norfolk Southern Corp.	261,802	62,206,773

Uber Technologies, Inc.(2)	3,699,519	188,675,469

Union Pacific Corp.	563,096	117,247,849

		$497,289,976

Semiconductors & Semiconductor Equipment — 6.5%

Advanced Micro Devices, Inc.(2)	2,697	$247,342

Analog Devices, Inc.	640,405	94,607,031

Applied Materials, Inc.	200,009	17,260,777

ASML Holding NV - NY Shares	12,459	6,076,503

Broadcom, Inc.	101,674	44,517,961

Broadcom, Inc.(1)	14,025	6,137,162

Cirrus Logic, Inc.(2)	50,000	4,110,000

Intel Corp.	7,368,078	367,077,646

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

KLA Corp.	225	$58,255

Lam Research Corp.	78,330	36,992,909

Marvell Technology Group, Ltd.	95,391	4,534,888

Microchip Technology, Inc.	581,017	80,244,258

Micron Technology, Inc.(2)	299,972	22,551,895

NVIDIA Corp.	623,066	325,365,065

NXP Semiconductors NV	13,187	2,096,865

Qorvo, Inc.(2)	13,586	2,258,944

QUALCOMM, Inc.	4,089,697	623,024,441

Silicon Laboratories, Inc.(2)	40,103	5,106,716

Skyworks Solutions, Inc.	1,000	152,880

Teradyne, Inc.	1,200	143,868

Texas Instruments, Inc.	1,076,699	176,718,607

Xilinx, Inc.	84,881	12,033,579

		$1,831,317,592

Software — 9.8%

Adobe, Inc.(2)	404,740	$202,418,569

ANSYS, Inc.(2)	150,106	54,608,563

Autodesk, Inc.(2)	27,729	8,466,773

Box, Inc., Class A(2)	176,143	3,179,381

Cadence Design Systems, Inc.(2)	698,571	95,306,042

CDK Global, Inc.	3	156

Check Point Software Technologies, Ltd.(2)	151,951	20,195,807

Citrix Systems, Inc.	11,798	1,534,920

Coupa Software, Inc.(2)	54,504	18,471,951

Crowdstrike Holdings, Inc., Class A(2)	400,567	84,848,102

DocuSign, Inc.(2)	1,158,429	257,518,767

Dropbox, Inc., Class A(2)	2,287,688	50,763,797

Envestnet, Inc.(2)	41,786	3,438,570

FireEye, Inc.(2)	91,308	2,105,562

Fortinet, Inc.(2)	22,529	3,346,232

Guidewire Software, Inc.(2)	67,562	8,697,256

Intuit, Inc.	99,232	37,693,275

Manhattan Associates, Inc.(2)	63,065	6,633,177

Microsoft Corp.	4,240,689	943,214,047

NortonLifeLock, Inc.	121,379	2,522,256

Nutanix, Inc., Class A(2)	18,402	586,472

Oracle Corp.	374,251	24,210,297

Palantir Technologies, Inc., Class A(2)	39,250	924,338

Palo Alto Networks, Inc.(2)	295,522	105,025,564

Paycom Software, Inc.(2)	551,349	249,347,585

Proofpoint, Inc.(2)	60,744	8,286,089

RingCentral, Inc., Class A(2)	9,657	3,659,713

RingCentral, Inc., Class A(1)(2)	9,178	3,478,187

salesforce.com, inc.(2)	278,629	62,003,311

Security	Shares	Value

Software (continued)

SAP SE ADR	2,796	$364,570

ServiceNow, Inc.(2)	222,793	122,631,951

Slack Technologies, Inc., Class A(2)	2,202,005	93,012,691

Smartsheet, Inc., Class A(2)	227,811	15,785,024

Splunk, Inc.(2)	412,415	70,065,184

Synopsys, Inc.(2)	34,865	9,038,403

Teradata Corp.(2)	318	7,145

Tyler Technologies, Inc.(2)	232,333	101,418,001

Workday, Inc., Class A(2)	217,876	52,205,268

Zscaler, Inc.(2)	35,000	6,989,850

		$2,734,002,846

Specialty Retail — 2.0%

Advance Auto Parts, Inc.	16,346	$2,574,658

AutoNation, Inc.(2)	18,322	1,278,692

AutoZone, Inc.(2)	2,475	2,933,964

Bed Bath & Beyond, Inc.	22,000	390,720

Best Buy Co., Inc.	311,979	31,132,384

Burlington Stores, Inc.(2)	20,079	5,251,662

CarMax, Inc.(2)	16,276	1,537,431

Dick’s Sporting Goods, Inc.	72,500	4,075,225

Gap, Inc. (The)	75,000	1,514,250

GNC Holdings, Inc., Class A(2)(4)	900	0

Home Depot, Inc. (The)	68,685	18,244,110

L Brands, Inc.	265,335	9,867,809

Lowe’s Cos., Inc.	1,023,552	164,290,332

O’Reilly Automotive, Inc.(2)	157,561	71,307,382

Ross Stores, Inc.	558,660	68,609,035

Signet Jewelers, Ltd.	65,986	1,799,438

Tiffany & Co.	13,285	1,746,313

TJX Cos., Inc. (The)	1,692,189	115,559,587

Tractor Supply Co.	247,452	34,786,802

Ulta Beauty, Inc.(2)	96,955	27,841,598

		$564,741,392

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	9,555,300	$1,267,892,757

Dell Technologies, Inc., Class C(2)	2,415	176,996

Hewlett Packard Enterprise Co.	388,752	4,606,711

NCR Corp.(2)	118	4,433

NetApp, Inc.	78,200	5,179,968

Pure Storage, Inc., Class A(2)	1,300,000	29,393,000

		$1,307,253,865

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.6%

Hanesbrands, Inc.	221,909	$3,235,433

Kontoor Brands, Inc.(2)	37,542	1,522,703

Levi Strauss & Co., Class A	168,000	3,373,440

Lululemon Athletica, Inc.(2)	2,567	893,393

NIKE, Inc., Class B	2,895,153	409,577,295

Skechers USA, Inc., Class A(2)	100,000	3,594,000

Tapestry, Inc.	522	16,224

VF Corp.	304,553	26,011,872

		$448,224,360

Thrifts & Mortgage Finance — 0.0%(3)

Essent Group, Ltd.	96,312	$4,160,678

		$4,160,678

Tobacco — 0.5%

Altria Group, Inc.	872,766	$35,783,406

British American Tobacco PLC ADR	3,399	127,429

Philip Morris International, Inc.	1,106,966	91,645,715

		$127,556,550

Trading Companies & Distributors — 0.3%

Fastenal Co.	1,675,640	$81,821,501

NOW, Inc.(2)	944	6,778

United Rentals, Inc.(2)	6,000	1,391,460

W.W. Grainger, Inc.	9,210	3,760,811

		$86,980,550

Water Utilities — 0.0%(3)

American Water Works Co., Inc.	1,900	$291,593

		$291,593

Wireless Telecommunication Services — 0.0%(3)

America Movil SAB de CV, Series L ADR	224,780	$3,268,301

Rogers Communications, Inc., Class B	750	34,943

Vodafone Group PLC ADR	5	82

		$3,303,326

Total Common Stocks (identified cost $13,015,824,659)		$27,754,454,240

Preferred Stocks — 0.0%(3)
Security	Shares	Value

Internet & Direct Marketing Retail — 0.0%(3)

Qurate Retail, Inc., Series A, 8.00%	2,994	$296,406

Total Preferred Stocks (identified cost $168,592)		$296,406

Rights — 0.0%(3)
Security	Shares	Value

Pharmaceuticals — 0.0%(3)

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(2)	237,107	$163,627

Total Rights (identified cost $505,038)		$163,627

Warrants — 0.0%(3)
Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%(3)

Occidental Petroleum Corp., Exp. 8/3/27(2)	2,853	$19,429

Total Warrants (identified cost $14,122)		$19,429

Short-Term Investments — 0.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(5)	202,615,051	$202,615,051

Total Short-Term Investments (identified cost $202,615,051)		$202,615,051

Total Investments — 99.9% (identified cost $13,219,127,462)		$27,957,548,753

Other Assets, Less Liabilities — 0.1%		$29,165,371

Net Assets — 100.0%		$27,986,714,124

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Restricted security (see Note 5).

(2)	Non-income producing security.

(3)	Amount is less than 0.05%.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Portfolio of Investments — continued

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Abbreviations:

ADR	–	American Depositary Receipt

CVR	–	Contingent Value Rights

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $13,016,512,411)	$27,754,933,702

Affiliated investment, at value (identified cost, $202,615,051)	202,615,051

Cash	474,511

Foreign currency, at value (identified cost, $1,254)	1,237

Dividends and interest receivable	13,929,065

Dividends receivable from affiliated investment	16,406

Receivable for investments sold	24,068,905

Tax reclaims receivable	2,368,866

Total assets	$27,998,407,743

Liabilities

Payable to affiliates:

Investment adviser fee	$9,643,087

Trustees’ fees	27,125

Accrued expenses	2,023,407

Total liabilities	$11,693,619

Commitments and contingencies (Note 9)

Net Assets applicable to investors’ interest in Portfolio	$27,986,714,124

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $3,158,559)	$341,124,008

Dividends from affiliated investment	1,247,060

Total investment income	$342,371,068

Expenses

Investment adviser fee	$95,887,876

Trustees’ fees and expenses	108,500

Custodian fee	3,049,238

Professional fees	523,404

Miscellaneous	791,003

Total expenses	$100,360,021

Net investment income	$242,011,047

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions(1)	$582,816,933

Investment transactions — affiliated investment	42,008

Foreign currency transactions	(5,790)

Net realized gain	$582,853,151

Change in unrealized appreciation (depreciation) —

Investments	$4,456,226,123

Investments — affiliated investment	(10,545)

Foreign currency	80,059

Net change in unrealized appreciation (depreciation)	$4,456,295,637

Net realized and unrealized gain	$5,039,148,788

Net increase in net assets from operations	$5,281,159,835

(1)	Includes $572,823,358 of net realized gains from redemptions in-kind.

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$242,011,047	$242,547,071

Net realized gain	582,853,151	489,448,401

Net change in unrealized appreciation (depreciation)	4,456,295,637	4,081,066,263

Net increase in net assets from operations	$5,281,159,835	$4,813,061,735

Capital transactions —

Contributions	$1,891,540,171	$2,251,431,385

Withdrawals	(1,199,338,464)	(1,067,186,292)

Net increase in net assets from capital transactions	$692,201,707	$1,184,245,093

Net increase in net assets	$5,973,361,542	$5,997,306,828

Net Assets

At beginning of year	$22,013,352,582	$16,016,045,754

At end of year	$27,986,714,124	$22,013,352,582

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020	2019	2018	2017		2016

Ratios (as a percentage of average daily net assets):

Expenses	0.44%	0.45%	0.46%	0.46%		0.47%

Net investment income	1.07%	1.28%	1.25%	1.33%		1.48%

Portfolio Turnover(1)	1%	1%	1%	0	%(2)	1%

Total Return	23.42%	29.87%	(5.02)%	22.76%		9.06%

Net assets, end of year (000’s omitted)	$27,986,714	$22,013,353	$16,016,046	$16,224,690		$12,577,024

(1)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 6%, 5% and 6% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(2)	Amount is less than 0.5%.

41	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 4.3%, 7.2%, 3.7%, and 0.8% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 84.0% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

42

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Under the investment advisory agreement, BMR receives a monthly advisory fee at a rate of 0.625% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%

$1 billion but less than $1.5 billion	0.5000%

$1.5 billion but less than $7 billion	0.4375%

$7 billion but less than $10 billion	0.4250%

$10 billion but less than $15 billion	0.4125%

$15 billion but less than $20 billion	0.4000%

$20 billion but less than $25 billion	0.3900%

$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2020, the Portfolio’s investment adviser fee amounted to $95,887,876 or 0.42% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $600,386,056 and $321,554,470, respectively, for the year ended December 31, 2020. In addition, investors contributed securities with an aggregate market value of $1,840,132,133 and investments having an aggregate market value of $1,043,276,593 were distributed in payment for capital withdrawals during the year ended December 31, 2020.

43

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2020

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,702,977,623

Gross unrealized appreciation	$24,273,380,350

Gross unrealized depreciation	(18,809,220)

Net unrealized appreciation	$24,254,571,130

5   Restricted Securities

At December 31, 2020, the Portfolio owned the following securities (representing 0.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Arista Networks, Inc.	6/18/20	6/18/21	88,600	$20,060,404	$25,744,502

Arista Networks, Inc.	12/17/20	12/17/21	105,064	30,000,276	30,510,129

ASGN, Inc.	6/18/20	6/18/21	17,000	1,085,308	1,420,010

Broadcom, Inc.	12/17/20	12/17/21	14,025	5,955,945	6,137,162

Church & Dwight Co., Inc.	12/17/20	12/17/21	17,504	1,516,161	1,525,958

Cigna Corp.	12/17/20	12/17/21	7,416	1,500,098	1,542,937

DexCom, Inc.	9/17/20	9/17/21	30,000	11,808,737	11,087,441

Integra LifeSciences Holdings Corp.	6/18/20	6/18/21	600,000	29,144,044	38,952,000

Integra LifeSciences Holdings Corp.	9/17/20	9/17/21	200,000	9,395,300	12,980,754

Integra LifeSciences Holdings Corp.	12/17/20	12/17/21	200,000	12,154,703	12,976,210

Linde PLC	9/17/20	9/17/21	12,068	3,000,148	3,178,528

Match Group, Inc.	12/17/20	12/17/21	260,261	40,028,133	39,321,316

Northrop Grumman Corp.	9/17/20	9/17/21	2,913	1,000,028	887,427

RingCentral, Inc., Class A	6/18/20	6/18/21	9,178	2,500,146	3,478,187

Total Restricted Securities				$169,149,431	$189,742,561

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

44

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2020

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At December 31, 2020, the value of the Portfolio’s investment in affiliated funds was $202,615,051, which represents 0.7% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$346,625,190	$530,987,040	$(675,028,642)	$42,008	$(10,545)	$202,615,051	$1,247,060	202,615,051

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$3,313,896,924	$39,321,316		$—	$3,353,218,240

Consumer Discretionary	3,805,491,045	—		1,665,422	3,807,156,467

Consumer Staples	1,979,766,373	133,727,291		—	2,113,493,664

Energy	391,665,784	—		—	391,665,784

Financials	3,596,757,912	9,581,055		—	3,606,338,967

Health Care	3,459,780,175	38,587,342		—	3,498,367,517

Industrials	2,605,994,312	887,427		—	2,606,881,739

Information Technology	7,840,514,845	36,647,291		—	7,877,162,136

Materials	379,530,028	5,078,939		—	384,608,967

Real Estate	27,248,891	—		—	27,248,891

Utilities	88,311,868	—		—	88,311,868

Total Common Stocks	$27,488,958,157	$263,830,661	**	$1,665,422	$27,754,454,240

Preferred Stocks	$296,406	$—		$—	$296,406

Rights	163,627	—		—	163,627

Warrants	19,429	—		—	19,429

Short-Term Investments	—	202,615,051		—	202,615,051

Total Investments	$27,489,437,619	$466,445,712		$1,665,422	$27,957,548,753

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

45

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2020

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

9  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the LBO (the “SLFC actions”). The Portfolio has been named as a defendant in one of the SLFC actions filed in United States District Court — District of Massachusetts by Deutsche Bank Trust Co. Americas seeking to recover the proceeds received in connection with the LBO from former shareholders. The FitzSimons action and the SLFC actions are now part of a multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.2% of net assets at December 31, 2020).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Portfolio interest holders at a joint special meeting of interest holders on February 19, 2021, and would take effect upon consummation of the transaction.

46

Tax-Managed Growth Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Portfolio. As defined below, Eaton Vance Tax-Managed Growth Fund 1.1 is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Growth Fund 1.1	Eaton Vance Management	None

Tax-Managed Growth Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

48

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

49

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

50

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

51

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

52

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

53

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Growth Fund 1.2 and Tax-Managed Growth Portfolio. As defined below, Eaton Vance Tax-Managed Growth Fund 1.2 is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Growth Fund 1.2	Eaton Vance Management	None

Tax-Managed Growth Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(2) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(2)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

54

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

55

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

56

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

57

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

58

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

59

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

60

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021). Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

61

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

62

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

63

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021). Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

64

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

66

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.20

Parametric

Commodity Strategy Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser and Parametric Portfolio Associates LLC (Parametric), the sub-adviser to the Fund are registered with the CFTC as commodity pool operators and commodity trading advisors. As the “commodity pool operator” of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2020

Parametric

Commodity Strategy Fund

Parametric

Commodity Strategy Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class declined in 2020, reflecting the economic fallout from the COVID-19 pandemic. For the 12-month period ended December 31, 2020, the Bloomberg Commodity Index Total Return (the Index) returned –3.12%. Steep losses in the energy sector proved too much to overcome, despite gains in agriculture and aggregate metals during the period.

Demand for crude oil took an unprecedented hit during the first quarter with billions of people in lockdown globally to slow the spread of COVID-19. Turmoil then intensified in April 2020 following spot crude oil prices briefly turning negative, before supply-side responses began taking effect in May and June. The plunge in the oil market took the broader energy complex with it, weighing heavily on gasoline and heating oil prices, both of which experienced deteriorating demand during the period.

Conversely, the substantial pickup in global volatility provided a tailwind for “safe-haven” precious metals. Prices for gold and silver gained an average of 32%, resulting in the sector being a top performer during the period. Industrial metals collectively advanced as well. Copper, often referred to as the global economic bellwether, reached a seven-year high as global manufacturing activity displayed surprising resilience despite the challenges brought on by the pandemic.

Within the agriculture sector, corn, wheat, and soybeans experienced double-digit returns during the period. Grain prices soared during the second half of the year as U.S. inventories were unexpectedly drawn down, driven in part by resurgent purchases from China. A La Niña weather pattern, which brought scorching temperatures and dry weather to key growing regions of South America, added an additional tailwind to the performance of soybean meal and coffee during the period.

Fund Performance

For the 12-month period ended December 31, 2020, the Parametric Commodity Strategy Fund (the Fund) returned 7.73% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Index, which returned –3.12%.

An underweight position in crude oil contributed to the Fund’s relative performance versus the Index during the period. Crude oil prices suffered disproportionately from the effects of the COVID-19 pandemic as global oil demand cratered, while the supply-side took much longer to adjust. The Fund’s underweight exposure to natural gas contributed to relative performance, as did the ownership of longer-dated contracts. Persistently warmer-than-average temperatures pressured natural gas prices throughout the period. The Fund’s overweight exposure to silver also contributed to performance relative to the Index during the period.

A main detractor from the Fund’s relative performance versus the Index was its underweight position in gold. Weakness in the U.S. dollar, low short-term interest rates, and elevated market volatility boosted gold prices during the period. An underweight exposure to soybeans also weighed on relative returns, as drought conditions in Argentina — a top exporter of soybean products — threatened supply and lifted prices. Additionally, the Fund’s overweight exposure to heating oil detracted from performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Commodity Strategy Fund

December 31, 2020

Performance2,3

Portfolio Managers Thomas C. Seto and Gregory J. Liebl, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Investor Class at NAV	01/03/2012	05/25/2011	7.73%	5.24%	–4.06%
Institutional Class at NAV	05/25/2011	05/25/2011	7.79	5.48	–3.85

Bloomberg Commodity Index Total Return	—	—	–3.12%	1.03%	–6.84%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class

				0.96%	0.71%

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Institutional Class	$50,000	05/25/2011	$34,274	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Commodity Strategy Fund

December 31, 2020

Fund Profile

Commodity Exposure (% of net assets)5

Agriculture	26.56%

Corn	3.73

Soybean	3.68

Coffee	3.66

Soybean Oil	3.64

Sugar	1.84

Wheat	1.83

Soybean Meal	1.83

Cocoa	1.82

Cotton	1.80

Kansas Wheat	0.92

White Sugar	0.91

Robusta Coffee	0.90

Energy	25.29%

Natural Gas	7.38

RBOB Gasoline	7.29

Gasoil	3.55

Heating Oil	3.52

Brent Crude Oil	1.79

WTI Crude Oil	1.76

Industrial Metals	23.84%

Aluminum	7.08

Zinc	3.55

Nickel	3.53

Copper	3.50

New York Copper	3.47

Lead	1.80

Tin	0.91

Precious Metals	17.99%

Gold	7.20

Silver	7.12

Palladium	1.85

Platinum	1.82

Livestock	6.32%

Live Cattle	3.59

Lean Hogs	1.83

Feeder Cattle	0.90

Asset Allocation (% of net assets)6

*	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.

See Endnotes and Additional Disclosures in this report.

4

Parametric

Commodity Strategy Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

5

Parametric

Commodity Strategy Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,228.90	$5.27	0.94%
Institutional Class	$1,000.00	$1,230.90	$3.87	0.69%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.40	$4.77	0.94%
Institutional Class	$1,000.00	$1,021.70	$3.51	0.69%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

6

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Portfolio of Investments

Short-Term Investments — 108.5%

U.S. Treasury Obligations — 90.9%
Security	Principal Amount (000’s omitted)	Value

U.S. Cash Management Bill, 0.00%, 4/27/21	$16,000	$15,996,585

U.S. Treasury Bill, 0.00%, 3/4/21	17,800	17,798,250

U.S. Treasury Bill, 0.00%, 3/25/21	27,500	27,496,028

U.S. Treasury Bill, 0.00%, 4/22/21(1)	1,000	999,790

U.S. Treasury Bill, 0.00%, 5/20/21(1)	26,500	26,492,867

U.S. Treasury Bill, 0.00%, 6/17/21	54,500	54,482,000

U.S. Treasury Bill, 0.00%, 7/15/21	37,400	37,385,289

U.S. Treasury Bill, 0.00%, 8/12/21(1)	10,000	9,995,325

U.S. Treasury Bill, 0.00%, 9/9/21	29,500	29,484,454

U.S. Treasury Bill, 0.00%, 10/7/21(1)	52,800	52,767,616

U.S. Treasury Bill, 0.00%, 11/4/21(1)	46,000	45,968,439

U.S. Treasury Bill, 0.00%, 12/2/21	16,200	16,186,703

U.S. Treasury Bill, 0.00%, 12/30/21	50,000	49,950,000

U.S. Treasury Inflation-Protected Note, 0.625%, 7/15/21(2)	12,708	12,873,761

Total U.S. Treasury Obligations (identified cost $397,805,360)		$397,877,107

Other — 17.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(3)	77,222,587	$77,222,587

Total Other (identified cost $77,222,587)		$77,222,587

Total Short-Term Investments (identified cost $475,027,947)		$475,099,694

Total Investments — 108.5% (identified cost $475,027,947)		$475,099,694

Other Assets, Less Liabilities — (8.5)%		$(37,087,927)

Net Assets — 100.0%		$438,011,767

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Brent Crude Oil	151	Long	2/26/21	$7,824,820	$494,058

Cocoa	306	Long	3/16/21	7,965,180	493,540

Coffee	333	Long	3/19/21	16,015,219	2,343,692

Copper	173	Long	3/29/21	15,219,675	2,232,403

Corn	676	Long	3/12/21	16,359,200	3,109,563

Cotton No. 2	202	Long	3/9/21	7,890,120	1,074,945

Feeder Cattle	56	Long	3/25/21	3,926,300	142,502

Gold	166	Long	4/28/21	31,533,360	869,013

Hard Red Winter Wheat	134	Long	3/12/21	4,043,450	533,563

Lean Hogs	277	Long	4/15/21	8,005,300	199,140

Live Cattle	330	Long	4/30/21	15,741,000	366,170

LME Copper	82	Long	1/18/21	15,903,388	2,472,381

LME Copper	79	Long	2/15/21	15,329,456	1,820,456

LME Copper	79	Long	3/15/21	15,339,331	164,279

LME Lead	154	Long	1/18/21	7,635,513	858,865

LME Lead	148	Long	2/15/21	7,360,225	537,425

7	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures (continued)

LME Lead	158	Long	3/15/21	$7,879,263	$(141,626)

LME Nickel	146	Long	1/18/21	14,512,254	1,674,036

LME Nickel	145	Long	2/15/21	14,430,690	1,073,145

LME Nickel	160	Long	3/15/21	15,943,680	570,267

LME Primary Aluminum	570	Long	1/18/21	28,200,750	2,867,813

LME Primary Aluminum	577	Long	2/15/21	28,489,375	896,775

LME Primary Aluminum	627	Long	3/15/21	30,997,313	(783,951)

LME Tin	35	Long	1/18/21	3,590,038	428,138

LME Tin	37	Long	2/15/21	3,778,533	413,198

LME Tin	39	Long	3/15/21	3,969,323	286,163

LME Zinc	216	Long	1/18/21	14,759,982	2,179,062

LME Zinc	208	Long	2/15/21	14,257,516	763,516

LME Zinc	232	Long	3/15/21	15,946,114	(64,509)

Low Sulphur Gasoil	366	Long	3/11/21	15,555,000	728,833

Natural Gas	1,075	Long	12/29/21	32,314,500	670,663

NY Harbor ULSD	247	Long	2/26/21	15,409,540	833,050

Palladium	33	Long	3/29/21	8,097,540	447,965

Platinum	148	Long	4/28/21	7,986,080	277,939

RBOB Gasoline	537	Long	2/26/21	31,922,932	2,907,592

Robusta Coffee	284	Long	3/25/21	3,936,240	41,279

Silver	236	Long	3/29/21	31,166,160	2,046,406

Soybean	246	Long	3/12/21	16,125,300	2,783,163

Soybean Meal	187	Long	3/12/21	8,029,780	1,124,899

Soybean Oil	627	Long	3/12/21	15,950,880	3,047,490

Sugar No. 11	465	Long	2/26/21	8,067,192	1,139,202

Wheat	251	Long	3/12/21	8,038,275	723,212

White Sugar	189	Long	2/12/21	3,977,505	249,621

WTI Crude Oil	159	Long	2/22/21	7,732,170	430,339

LME Copper	(82)	Short	1/18/21	(15,903,388)	(1,889,588)

LME Copper	(79)	Short	2/15/21	(15,329,456)	(172,813)

LME Lead	(154)	Short	1/18/21	(7,635,513)	(550,550)

LME Lead	(148)	Short	2/15/21	(7,360,225)	154,475

LME Nickel	(146)	Short	1/18/21	(14,512,254)	(1,075,509)

LME Nickel	(145)	Short	2/15/21	(14,430,690)	(558,105)

LME Nickel	(5)	Short	3/15/21	(498,240)	(6,390)

LME Primary Aluminum	(570)	Short	1/18/21	(28,200,750)	(986,813)

LME Primary Aluminum	(577)	Short	2/15/21	(28,489,375)	746,494

LME Tin	(35)	Short	1/18/21	(3,590,038)	(404,381)

LME Tin	(37)	Short	2/15/21	(3,778,533)	(280,738)

LME Zinc	(216)	Short	1/18/21	(14,759,982)	(772,633)

LME Zinc	(208)	Short	2/15/21	(14,257,516)	63,283

LME Zinc	(6)	Short	3/15/21	(412,400)	5,651

					$39,598,058

8	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Portfolio of Investments — continued

Abbreviations:

LME	–	London Metal Exchange

RBOB	–	Reformulated Blendstock for Oxygenate Blending

ULSD	–	Ultra-Low Sulfur Diesel

WTI	–	West Texas Intermediate

9	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $397,805,360)	$397,877,107

Affiliated investment, at value (identified cost, $77,222,587)	77,222,587

Interest receivable	36,691

Dividends receivable from affiliated investment	3,698

Receivable for Fund shares sold	1,637,926

Receivable for variation margin on open futures contracts	12,453,059

Total assets	$489,231,068

Liabilities

Payable for investments purchased	$49,948,500

Payable for Fund shares redeemed	891,114

Payable to affiliates:

Investment adviser and administration fee	189,750

Distribution and service fees	5,007

Trustees’ fees	4,145

Accrued expenses	180,785

Total liabilities	$51,219,301

Net Assets	$438,011,767

Sources of Net Assets

Paid-in capital	$437,992,616

Distributable earnings	19,151

Total	$438,011,767

Investor Class Shares

Net Assets	$27,473,176

Shares Outstanding	4,984,481

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.51

Institutional Class Shares

Net Assets	$410,538,591

Shares Outstanding	73,957,530

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.55

10	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2020

Interest	$3,363,194

Dividends from affiliated investment	122,565

Total investment income	$3,485,759

Expenses

Investment adviser and administration fee	$1,838,286

Distribution and service fees

Investor Class	28,268

Trustees’ fees and expenses	17,060

Custodian fee	120,060

Transfer and dividend disbursing agent fees	135,736

Legal and accounting services	110,272

Printing and postage	19,397

Registration fees	57,533

Miscellaneous	19,446

Total expenses	$2,346,058

Deduct —

Allocation of expenses to affiliates	$50,109

Total expense reductions	$50,109

Net expenses	$2,295,949

Net investment income	$1,189,810

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$555,053

Investment transactions — affiliated investment	(4,578)

Futures contracts	598,969

Net realized gain	$1,149,444

Change in unrealized appreciation (depreciation) —

Investments	$(200,653)

Investments — affiliated investment	(329)

Futures contracts	28,957,046

Net change in unrealized appreciation (depreciation)	$28,756,064

Net realized and unrealized gain	$29,905,508

Net increase in net assets from operations	$31,095,318

11	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$1,189,810	$5,351,117

Net realized gain (loss)	1,149,444	(2,242,033)

Net change in unrealized appreciation (depreciation)	28,756,064	25,278,117

Net increase in net assets from operations	$31,095,318	$28,387,201

Distributions to shareholders —

Investor Class	$(734,657)	$(107,065)

Institutional Class	(11,928,514)	(5,051,252)

Total distributions to shareholders	$(12,663,171)	$(5,158,317)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$25,200,743	$8,789,352

Institutional Class	202,428,071	142,780,714

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	734,657	107,065

Institutional Class	11,873,945	4,983,406

Cost of shares redeemed

Investor Class	(9,234,175)	(19,877,810)

Institutional Class	(153,363,151)	(106,981,195)

Net increase in net assets from Fund share transactions	$77,640,090	$29,801,532

Net increase in net assets	$96,072,237	$53,030,416

Net Assets

At beginning of year	$341,939,530	$288,909,114

At end of year	$438,011,767	$341,939,530

12	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Financial Highlights

	Investor Class

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$5.270	$4.880	$5.420	$5.340		$5.000

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.002)	$0.077	$0.043	$(0.000	)(2)	$(0.023)

Net realized and unrealized gain (loss)	0.408	0.372	(0.563)	0.350		0.710

Total income (loss) from operations	$0.406	$0.449	$(0.520)	$0.350		$0.687

Less Distributions

From net investment income	$(0.161)	$(0.059)	$(0.020)	$(0.270)		$(0.347)

From net realized gain	(0.005)	—	—	—		—

Total distributions	$(0.166)	$(0.059)	$(0.020)	$(0.270)		$(0.347)

Net asset value — End of year	$5.510	$5.270	$4.880	$5.420		$5.340

Total Return(3)(4)	7.73%	9.18%	(9.60)%	6.70%		13.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$27,473	$9,700	$19,709	$47,621		$31,373

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.93%	0.90%	0.90%	0.90%		0.94%

Net investment income (loss)	(0.03)%	1.51%	0.81%	(0.01)%		(0.43)%

Portfolio Turnover	0%	0%	0%	0%		0%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $(0.0005) per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06%, 0.08%, 0.09% and 0.19% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Consolidated Financial Highlights — continued

	Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$5.310	$4.930	$5.480	$5.390	$5.040

Income (Loss) From Operations

Net investment income (loss)(1)	$0.018	$0.088	$0.064	$0.013	$(0.011)

Net realized and unrealized gain (loss)	0.394	0.374	(0.571)	0.359	0.716

Total income (loss) from operations	$0.412	$0.462	$(0.507)	$0.372	$0.705

Less Distributions

From net investment income	$(0.167)	$(0.082)	$(0.043)	$(0.282)	$(0.355)

From net realized gain	(0.005)	—	—	—	—

Total distributions	$(0.172)	$(0.082)	$(0.043)	$(0.282)	$(0.355)

Net asset value — End of year	$5.550	$5.310	$4.930	$5.480	$5.390

Total Return(2)(3)	7.79%	9.58%	(9.44)%	7.06%	14.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$410,539	$332,240	$269,200	$205,973	$123,822

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.68%	0.65%	0.65%	0.65%	0.69%

Net investment income (loss)	0.37%	1.70%	1.20%	0.24%	(0.20)%

Portfolio Turnover	0%	0%	0%	0%	0%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06%, 0.08%, 0.09% and 0.19% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2020 were $75,724,688 or 17.3% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

15

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements — continued

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day (except for futures contracts traded on the London Metal Exchange, which make payments at contract expiration), depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$12,663,171	$5,158,317

During the year ended December 31, 2020, distributable earnings was decreased by $2,576,716 and paid-in capital was increased by $2,576,716 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Net unrealized appreciation	$19,151

16

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investment in the Subsidiary, at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$519,796,279

Gross unrealized appreciation	$2,353,635

Gross unrealized depreciation	(39,662,758)

Net unrealized depreciation	$(37,309,123)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary.

Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.55% of the Fund’s consolidated average daily net assets up to $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended December 31, 2020, the investment adviser and administration fee amounted to $1,838,286 or 0.55% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. Prior to May 1, 2020, EVM and Parametric had agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 0.90% and 0.65% of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. Pursuant to this agreement, EVM and Parametric were allocated $50,109 in total of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $3,353 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $28,268 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2020.

17

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2020	2019

Sales	4,956,125	1,710,967

Issued to shareholders electing to receive payments of distributions in Fund shares	134,800	20,201

Redemptions	(1,945,325)	(3,927,543)

Net increase (decrease)	3,145,600	(2,196,375)

	Year Ended December 31,
Institutional Class	2020	2019

Sales	41,847,624	27,642,349

Issued to shareholders electing to receive payments of distributions in Fund shares	2,162,831	934,973

Redemptions	(32,656,133)	(20,632,315)

Net increase	11,354,322	7,945,007

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2020 is included in the Consolidated Portfolio of Investments. At December 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$47,285,664	(1)	$(7,687,606	)(1)

Total	$47,285,664		$(7,687,606)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. The variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

18

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$598,969	(1)	$28,957,046	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Futures contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$470,882,000	$139,943,000

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $77,222,587, which represents 17.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$18,055,234	$788,136,374	$(728,964,114)	$(4,578)	$(329)	$77,222,587	$122,565	77,222,587

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

19

Parametric

Commodity Strategy Fund

December 31, 2020

Notes to Consolidated Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —

U.S. Treasury Obligations	$—	$397,877,107	$—	$397,877,107

Other	—	77,222,587	—	77,222,587

Total Investments	$—	$475,099,694	$—	$475,099,694

Futures Contracts	$47,285,664	$—	$—	$47,285,664

Total	$47,285,664	$475,099,694	$—	$522,385,358

Liability Description

Futures Contracts	$(7,687,606)	$—	$—	$(7,687,606)

Total	$(7,687,606)	$—	$—	$(7,687,606)

11  Risks and Uncertainties

Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory and administrative agreement and a new sub-advisory agreement. The new investment advisory and administrative agreement and new sub-advisory agreement were approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

20

Parametric

Commodity Strategy Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Parametric

Commodity Strategy Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Parametric

Commodity Strategy Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric Commodity Strategy Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric Commodity Strategy Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

23

Parametric

Commodity Strategy Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

24

Parametric

Commodity Strategy Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

25

Parametric

Commodity Strategy Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

26

Parametric

Commodity Strategy Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Parametric

Commodity Strategy Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Parametric

Commodity Strategy Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

29

Parametric

Commodity Strategy Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2019 and December 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$52,950	$52,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$37,914	$37,129
All Other Fees(3)	$0	$0

Total	$90,864	$90,079

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$16,050	$16,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,140	$8,355
All Other Fees(3)	$0	$0

Total	$25,190	$24,405

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$18,850	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,212	$7,427
All Other Fees(3)	$0	$0

Total	$27,062	$26,277

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$18,850	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,212	$7,427
All Other Fees(3)	$0	$0

Total	$27,062	$26,277

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20
Audit Fees	$191,680	$25,850	$37,050	$98,300	$661,708	$106,700	$156,850	$26,250	$110,800	$719,575	$106,700
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$277,637	$37,040	$53,050	$123,068	$1,007,188	$170,178	$225,923	$37,663	$135,748	$980,294	$167,038

*	Information is not presented for the fiscal year ended 7/31/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20
Registrant(1)	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338
Eaton Vance(2)	$126,485	$126,485	$60,130	$59,903	$59,903	$59,903	$59,903	$59,903	$51,800	$51,800	$150,300

*	Information is not presented for the fiscal year ended 7/31/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust
By:	/s/ Eric A. Stein
Eric A. Stein
President
Date: February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 24, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: February 24, 2021